UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ABRAXAS PETROLEUM CORPORATION

(Name of Registrant as Specified in its Charter)

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ABRAXAS PETROLEUM CORPORATION

18803 Meisner Drive

San Antonio, Texas 78258

(210) 490-4788

April ●, 2017

Dear Stockholders:

You are invited to attend the 2017 Annual Meeting of Stockholders of Abraxas Petroleum Corporation to be held on May ●, 2017, at 9:00 a.m., local time, at our corporate office located at 18803 Meisner Drive, San Antonio, Texas 78258. We hope that you will be able to attend the meeting. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

The annual report, notice of Annual Meeting, proxy statement and proxy card are enclosed. Proxy cards are being solicited on behalf of our Board of Directors.

Regardless of whether you plan to attend the Annual Meeting, we hope you will read the attached proxy statement carefully and vote your shares by promptly submitting a proxy by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided or by submitting your proxy by telephone or the Internet as soon as possible. Instructions regarding telephone and Internet voting are included on the proxy card or voting instruction form (or, if applicable, your electronic delivery notice). Choosing one of these voting options ensures your representation at the Annual Meeting regardless of whether you attend in person.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Morrow Sodali LLC toll free at (800) 662-5200.

Thank you for your continued support of Abraxas Petroleum Corporation.

Robert L.G. Watson

Chairman of the Board, President,

and Chief Executive Officer

ABRAXAS PETROLEUM CORPORATION

18803 Meisner Drive

San Antonio, Texas 78258

(210) 490-4788

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY ●, 2017

To the Stockholders of Abraxas Petroleum Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Abraxas Petroleum Corporation (“Abraxas” or the “Company”) will be held at our corporate office located at 18803 Meisner Drive, San Antonio, Texas 78258, on May ●, 2017, at 9:00 a.m., local time, for the following purposes:

(1)	To elect as directors to the Abraxas Board of Directors the three nominees named below for a term of three years:

•	Robert L. G. Watson

•	Ralph F. Cox

•	Dennis E. Logue

(2)	To ratify the appointment of BDO USA, LLP as Abraxas’ independent registered public accounting firm for the year ending December 31, 2017;

(3)	To approve amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under the plan from 10,600,000 to 12,600,000 and to change the acceleration of the vesting of awards under the plan upon a change of control of the Company;

(4)	To approve an amendment to the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under the plan from 1,900,000 to 2,900,000;

(5)	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 200,000,000 shares to 400,000,000 shares;

(6)	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

(7)	To approve, on an advisory basis, the frequency of future advisory votes on executive compensation;

(8)	To postpone or adjourn, if necessary or appropriate, the Annual Meeting to a later time to solicit additional proxies in favor of Proposals 2 through 6 and for one year for Proposal 7; and

(9)	To transact any other business that has been properly brought before the meeting in accordance with the provisions of the Company’s Amended and Restated Bylaws.

Your Board recommends that you vote FOR the nominees named in Proposal 1, FOR Proposals 2, 3, 4, 5, 6 and 8 and FOR One Year for Proposal 7.

We invite you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, we urge you to mark, sign, date, and return the enclosed proxy card in the envelope provided or vote by telephone or over the Internet as soon as possible. If you are a beneficial holder, you may also vote your shares by telephone or the Internet using the instructions on each proxy card. You may revoke your proxy at any time prior to the Annual Meeting, and, if you attend the Annual Meeting, you may vote your shares of Abraxas common stock in person.

The Board of Directors has fixed the close of business on March 15, 2017 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on March 15, 2017 will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices, 18803 Meisner Drive, San Antonio, Texas 78258 for 10 days prior to the Annual Meeting. If you would like to review the stockholder list, please call our Investor Relations department at (210) 490-4788 to schedule an appointment.

All stockholders are cordially invited to attend the Annual Meeting. If you have any questions about the attached proxy or require assistance in voting your shares on the proxy card or voting instruction form, or need additional copies of the Company’s proxy materials, please contact the firm assisting us in the solicitation of proxies, Morrow Sodali LLC, toll free at (800) 662-5200.

By Order of the Board of Directors,

Stephen T. Wendel

SECRETARY

San Antonio, Texas

April ●, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May ●, 2017

This proxy statement and our 2016 Annual Report on Form 10-K are available at www.proxydocs.com/AXAS, which does not have “cookies” that identify visitors to the site.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the contact listed below:

470 West Avenue

Stamford, Connecticut 06902

(203) 658-9400 (Call Collect)

or

Call Toll-Free (800) 662-5200

i

ii

ABRAXAS PETROLEUM CORPORATION

18803 Meisner Drive

San Antonio, Texas 78258

(210) 490-4788

PROXY STATEMENT

The Board of Directors of Abraxas Petroleum Corporation (“Abraxas” or the “Company”) is soliciting proxies to vote shares of common stock at the 2017 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on May ●, 2017, at Abraxas Petroleum Corporation located at 18803 Meisner Drive, San Antonio, Texas 78258, and at any adjournment thereof. This proxy statement and the accompanying proxy are first being mailed to stockholders on or about April ●, 2017. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting during regular business hours at Abraxas’ executive offices, located at the address set forth above. If you would like to review the stockholder list, please call our Investor Relations department at (210) 490-4788 to schedule an appointment.

Record Date; Shares Entitled To Vote; Quorum

The Board of Directors has fixed the close of business on March 15, 2017 as the record date for Abraxas stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of common stock as of the record date are entitled to vote at the Annual Meeting. As of the record date, there were 163,844,255 shares of Abraxas common stock outstanding, which were held by approximately 990 holders of record. Stockholders are entitled to one vote for each share of Abraxas common stock held as of the record date.

The holders of a majority of the outstanding shares of Abraxas common stock issued and entitled to vote at the Annual Meeting must be present in person or by proxy to establish a quorum for business to be conducted at the Annual Meeting. Abstentions and “broker non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

A “broker non-vote” occurs when you fail to provide your broker with voting instructions and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter under New York Stock Exchange rules. A broker non-vote may also occur if your broker fails to vote your shares for any reason. Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposals One, Three, Four, Six and Seven. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that stockholders provide their brokers with voting instructions. Proposal Two, ratification of the appointment of our independent registered public accounting firm, Proposal Five, the amendment of our articles of incorporation to increase the number of authorized shares of Common Stock, and Proposal Eight, the postponement or adjournment of the Annual Meeting, will be “routine” matters for which your broker does not need your voting instruction in order to vote your shares.

Votes Required

The votes required for each proposal is as follows:

Election of Directors. Each share of our Common Stock is entitled to one vote with respect to the election of directors. The nominees for director who receive the most votes will be elected. Therefore, if you do not vote for a particular nominee or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will have no effect on the election of directors. To be elected, each director must receive a plurality of the votes cast at the meeting. Broker non-votes are not considered votes cast “for” or “against” this proposal and will have no effect on the approval to elect directors.

If you sign and submit your proxy card or voting instruction form without specifying how you would like your shares voted, your shares will be voted FOR the Board’s recommendations specified below under Proposal One-Election of Directors, and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting. Should the Company lawfully identify or nominate substitute or additional nominees before the Annual Meeting, we will file supplemental proxy material that identifies such nominee(s), discloses whether such nominee(s) has (have) consented to being named in the proxy material and to serve if elected and includes the relevant required disclosures with respect to such nominee(s).

The Board of Directors recommends a vote “FOR” each of its nominees on the proxy card.

Appointment of Independent Registered Public Accounting Firm. Each share of our Common Stock is entitled to one vote with respect to the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm. The affirmative vote of holders of a majority of the shares of Common Stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares. The outcome of this proposal is advisory in nature and is non-binding.

The Board of Directors recommends a vote “FOR” the ratification of the selection of BDO USA, LLP, as Abraxas’ independent registered public accounting firm for the fiscal year ending December 31, 2017.

Approval of amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan. Each share of our Common Stock is entitled to one vote with respect to the approval of the amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan, which we refer to as the LTIP. The affirmative vote of a majority of the votes cast, in person or by proxy, will be considered to determine the outcome of this proposal. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

The Board of Directors recommends a vote “FOR” the approval of the amendments to the LTIP.

Approval of an amendment to the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan. Each share of our Common Stock is entitled to one vote with respect to the approval of the amendment to the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan, which we refer to as the Directors Plan. The affirmative vote of a majority of the votes cast, in person or by proxy, will be considered to determine the outcome of this proposal. Abstentions from voting and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares.

The Board of Directors recommends a vote “FOR” the approval of the amendment to the Directors Plan.

Increase in Authorized Shares. Each share of our Common Stock is entitled to one vote with respect to the approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 200,000,000 shares to 400,000,000 shares. The affirmative vote of holders of a majority of the outstanding shares of Common Stock is necessary to approve this item. Abstentions from voting will have the same effect as a vote against this proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

The Board of Directors recommends a vote “FOR” the approval of an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue.

Advisory Vote on Executive Compensation. Each share of our Common Stock is entitled to one vote with respect to the approval, in a non-binding, advisory vote, of the compensation of our named executive officers. The affirmative vote of holders of a majority of the shares of Common Stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter will be considered to determine the outcome of this proposal. Abstentions from voting will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares. The outcome of this proposal is advisory in nature and is non-binding.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers.

Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation. Each share of our Common Stock is entitled to one vote with respect to the approval, in a non-binding, advisory vote, of the frequency of future advisory votes on named executive officer compensation. The option (one year, two years or three years) that receives the highest number of votes cast will be deemed the preferred option of our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote. Brokers, as nominees for the beneficial owner, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owner of the shares. The outcome of this proposal is advisory in nature and is non-binding.

The Board of Directors recommends a vote “FOR” the approval of ONE YEAR on the proposal determining the frequency of future advisory votes on named executive officer compensation.

Postponement or Adjournment of the Annual Meeting. Each share of our Common Stock is entitled to one vote with respect to the approval of the postponement or adjournment, if necessary or appropriate, of the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on the matter is necessary to approve the adjournment or postponement of the Annual Meeting. Abstentions from voting will have the same effect as a vote against this proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

The Board of Directors recommends a vote “FOR” the proposal to postpone or adjourn the Annual Meeting.

Voting of Proxies

If you are a stockholder whose shares are registered in your name, you may vote your shares by one of the following three methods:

•	Vote by Internet, by going to the web address www.proxyvoting.com/axas and following the instructions for Internet voting shown on the enclosed proxy card.

•	Vote by Telephone, by dialing (800) 730-7360 and following the instructions for telephone voting shown on the enclosed proxy card.

•	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet or telephone, please do not mail your proxy card.

The deadline for voting electronically through the Internet or by telephone is 11:59 p.m., Eastern Time, on May ●, 2017.

If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

The proxies identified on the proxy card will vote the shares of which you are stockholder of record in accordance with your instructions. If you sign and return your proxy card without giving specific voting instructions, the proxies will vote your shares “FOR” the nominated slate of directors, “FOR” proposals two, three, four, five and six and “FOR” one year in proposal seven. The giving of a proxy will not affect your right to vote in person if you decide to attend the meeting.

Stockholder of Record. If your shares are registered directly in your name or with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for your use.

Beneficial Holder. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, in order to vote these shares in person at the meeting you must obtain a legal proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a proxy card for your use.

How to Vote By Proxy; Revocability of Proxies

To vote by proxy, you must mark, sign, date, and return the proxy card in the enclosed envelope. If you are a beneficial holder, you may also vote your shares by telephone or the Internet using the instructions on each proxy card. Any Abraxas stockholder who delivers a properly executed proxy may revoke the proxy at any time before it is voted.

Whether you vote by telephone, internet or by mail, you can change or revoke your proxy before it is voted at the meeting by:

•	submitting a new proxy card bearing a later date;

•	voting again by telephone or the Internet at a later time;

•	giving written notice before the meeting to our Secretary at the address set forth on the cover of this proxy statement stating that you are revoking your proxy; or

•	attending the meeting and voting your shares in person.

Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy. An Abraxas stockholder whose shares are held in the name of a broker, bank or other nominee must bring a legal proxy from his, her or its broker, bank or other nominee to the meeting in order to vote in person.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Solicitation of Proxies

The cost of soliciting proxies in the accompanying form will be borne by Abraxas. Proxies are being solicited by mail, telephone, fax, email, town hall meetings, press releases, press interviews and the Company’s Investor Relations website. In addition to solicitations by mail, a number of officers, directors and regular employees of ours may, at no additional expense to us, solicit proxies in person or by telephone. We have hired Morrow Sodali LLC to assist in the solicitation of proxies at a fee estimated not to exceed $8,000. In addition, we have agreed to reimburse Morrow Sodali LLC for its reasonable out-of-pocket expenses. We will also make arrangements with brokerage firms, banks and other nominees to forward proxy materials to beneficial owners of shares and will reimburse such nominees for their reasonable costs.

Our website address is included several times in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Important Information Regarding Delivery of Proxy Material

The Securities and Exchange Commission has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:

•	the full set delivery option; or

•	the notice only option.

A company may use a single method for all of its stockholders, or use full set delivery for some while adopting the notice only option for others.

Full Set Delivery Option

Under the full set delivery option, a company delivers all proxy material to its stockholders by mail as it would have done prior to the change in the rules. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website.

In connection with its 2017 Annual Meeting of Stockholders, Abraxas has elected to use the full set delivery option. Accordingly, you should have received Abraxas’ proxy materials by mail. These proxy materials include the Notice of Annual Meeting of Stockholders, proxy statement, proxy card and Annual Report on Form 10-K. Additionally, Abraxas has posted these materials at www.proxydocs.com/AXAS.

Notice Only Option

Under the notice only option, which we have elected NOT to use for the 2017 Annual Meeting, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its stockholders, the Company instead delivers a “Notice of Internet Availability of Proxy Material.” The notice includes, among other matters:

•	information regarding the date and time of the Annual Meeting of stockholders as well as the items to be considered at the meeting;

•	information regarding the website where the proxy materials are posted; and

•	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.

Abraxas May Use the Notice Only Option in the Future

Although Abraxas elected to use the full set delivery option in connection with the 2017 Annual Meeting of Stockholders, it may choose to use the notice only option in the future. By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products. Many companies that have used the notice only option have also experienced a lower participation rate resulting in fewer stockholders voting at the Annual Meeting. Abraxas plans to evaluate the future possible cost savings as well as the possible impact on stockholder participation as it considers future use of the notice only option.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for stockholders, cost savings for companies and conservation of paper products.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

•	send a written request to Investor Relations, Abraxas Petroleum Corporation, 18803 Meisner Drive, San Antonio, Texas 78258 or call (210) 490-4788, if you are a stockholder of record; or

•	notify your broker, if you hold your shares in street name.

PROPOSAL ONE

ELECTION OF DIRECTORS

Abraxas’ Articles of Incorporation divide the Board of Directors into three classes of directors serving staggered three-year terms, with one class to be elected at each annual meeting. At this year’s meeting, three Class II directors are to be elected for a term of three years to hold office until the expiration of their term in 2020, or until a successor has been elected and duly qualified. The nominees for Class II director are Robert L.G. Watson, Ralph F. Cox and Dennis E. Logue. Messrs. Watson, Cox and Logue are currently directors. Each of the director nominees named in this proxy statement has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve. In the event that before the annual meeting one or more nominees named in this proxy statement should become unable or unwilling to serve, the persons named in the enclosed proxy will vote the shares represented by any proxy received by our Board of Directors for such other person or persons as may thereafter be nominated for director by the Nominating and Corporate Governance Committee and our Board of Directors.

Assuming the presence of a quorum, the nominees for director who receive the most votes will be elected. The enclosed proxy card provides a means for stockholders to vote for or to withhold authority to vote for the nominees for director. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the election of the nominees for director. In determining whether this item has received the required number of affirmative votes, abstentions will have no effect. Non-votes are not considered votes cast “for” or “withhold” with respect to this proposal at the Annual Meeting and will have no effect on the election of directors.

The Board of Directors recommends a vote “FOR” the election of the nominees to the Board of Directors.

Board of Directors

The following table sets forth the names, ages, and positions of the directors of Abraxas. The term of the Class I directors expires in 2018, the term of the Class II directors expires in 2017 and the term of the Class III directors expires in 2019.

Name and Municipality of Residence	Age	Office	Class

Robert L.G. Watson San Antonio, Texas	66	Chairman of the Board, President and Chief Executive Officer	II

Harold D. Carter Dallas, Texas	78	Director	III

Ralph F. Cox Fort Worth, Texas	84	Director	II

W. Dean Karrash North Wales, Pennsylvania	55	Director	I

Jerry J. Langdon Houston, Texas	65	Director	III

Dennis E. Logue Enfield, New Hampshire	73	Director	II

Name and Municipality of Residence	Age	Office	Class

Brian L. Melton Oklahoma City, Oklahoma	47	Director	III

Paul A. Powell, Jr. Roanoke, Virginia	71	Director	I

Edward P. Russell Stilwell, Kansas	53	Director	I

Director Nominees

The Board unanimously recommends using the enclosed proxy card to vote FOR each of the Board’s three nominees for Director.

Robert L.G. Watson, has served as Chairman of the Board, President, Chief Executive Officer and a director of Abraxas since 1977. Prior to forming Abraxas, Mr. Watson held petroleum engineering positions with Tesoro Petroleum Corporation and DeGolyer and MacNaughton. Mr. Watson received a Bachelor of Science degree in Mechanical Engineering from Southern Methodist University in 1972 and a Master of Business Administration degree from the University of Texas at San Antonio in 1974.

Mr. Watson has been involved in the oil and gas industry for his entire business career and is the founder of Abraxas. He has developed a wide network of personal and business relationships within the oil and gas industry. His strong engineering and financial background combined with his many years of operational experience throughout changing conditions in the market and industry provide him with the ability to successfully lead the Company.

Ralph F. Cox, a director of Abraxas since December 1999, has over 50 years of oil and gas industry experience, over 30 of which were with Atlantic Richfield Company (ARCO). Mr. Cox retired from ARCO in 1985 after serving as Vice Chairman. Mr. Cox then joined Union Pacific Resources, retiring in 1989 as President and Chief Operating Officer. Mr. Cox then joined Greenhill Petroleum Corporation as President until leaving in 1994 to pursue a consulting business. Mr. Cox currently serves as a trustee for Fidelity Mutual Funds. Mr. Cox also serves as a director of Validus International, a company specializing in oil field drilling tools, and as a director of E-T Energy Ltd., a Canadian oil sands extraction company. Mr. Cox previously served as a director of Abraxas General Partner, LLC, the general partner of Abraxas Energy Partners, L.P., as a director of CH2M Hill Companies, an engineering and construction firm, as a director of World GTL Inc., a gas-to-liquids production facility, and as an advisory director of Impact Petroleum, an oil and gas exploration and production company. Mr. Cox received Bachelor of Science degrees in Petroleum Engineering and Mechanical Engineering from Texas A&M University in 1954 and completed advanced studies at Emory University.

Mr. Cox has many years of prior experience with major oil and gas companies. Mr. Cox continues his involvement in the industry through his other directorship positions. His executive-level perspective and decision making abilities continue to prove beneficial to the Company.

Dennis E. Logue, a director of Abraxas since April 2003, has served as Chairman of the Board of Directors of Ledyard Financial Group, the holding company for Ledyard National Bank, since 2005. Mr. Logue served as Dean and Fred E. Brown Chair at the Michael F. Price College of Business at the University of Oklahoma from 2001 through 2005. Prior to joining Price College, Mr. Logue was the Steven Roth Professor at the Amos Tuck School at Dartmouth College where he had been since 1974. Mr. Logue has served as a director of Waddell & Reed Financial, Inc., a publicly-traded, national financial services organization, since 2002. Mr. Logue holds degrees from Fordham College, Rutgers, and Cornell University.

Mr. Logue has significant business, financial and administrative experience and his broad based experiences across a number of industries are particularly beneficial in his service on our Nominating and Compensation Committees.

Directors with Terms Expiring in 2018 and 2019

Harold D. Carter, a director of Abraxas since October 2003, has over 40 years of oil and gas industry experience and has been an independent consultant since 1990. Prior to consulting, Mr. Carter served as Executive Vice President of Pacific Enterprises Oil Company (USA). Before that, Mr. Carter was associated for 20 years with Sabine Corporation, ultimately serving as President and Chief Operating Officer from 1986 to 1989. Mr. Carter has served as a director of Longview Energy Company, a privately-owned oil and gas exploration and production company, since 1999. Mr. Carter also serves as Vice Chairman of the Board of Trustees for the Texas Scottish Rite Hospital for Children. Mr. Carter previously served as a director of Abraxas from 1996 to 1999 and as an advisory director from 1999 to 2003. Mr. Carter also previously served as a director of Brigham Exploration Company, a publicly-traded oil and gas company, from 1998 to 2011, and as a director of Energy Partners Ltd., a publicly-traded oil and gas exploration and production company, from 2000 to 2009. Mr. Carter received a Bachelor of Business Administration degree in Petroleum Land Management from the University of Texas and completed the Program for Management Development at the Harvard University Business School.

Mr. Carter brings invaluable perspective and industry-specific business acumen and managerial experience to the Board as the former President and COO of Sabine Corporation and as an industry veteran with decades of exploration and production experience. In particular, we believe that Mr. Carter’s tenure as a director of Brigham Exploration is particularly valuable to us because Brigham’s principal area of activity was the Williston Basin, where it targeted the Bakken, Three Forks and Red River formations. Brigham was acquired in 2011 by Statoil ASA for approximately $4.4 billion. The knowledge and experience Mr. Carter has attained through his service on other public company boards also enables Mr. Carter to provide a keen understanding of various corporate governance matters.

W. Dean Karrash, was an advisory director of Abraxas from November 2011 to May 2012 at which time he was elected to the Board of Directors. Mr. Karrash is the President and Chief Financial Officer of Burke, Lawton, Brewer & Burke, LLC, a securities brokerage firm. Mr. Karrash joined the firm in 2004 and also serves as a Portfolio Manager with BLB&B Advisors, LLC. Mr. Karrash has over thirty years of experience in the financial services industry and previously served as President and Chief Executive Officer of Rutherford, Brown & Catherwood, LLC and Chief Financial Officer of Walnut Asset Management, LLC. Early in Mr. Karrash’s career, he served as Vice President of Finance for Lincoln Investment Planning Inc. and as a Senior Manager with Pricewaterhouse Coopers (formerly Coopers & Lybrand). Mr. Karrash is currently a member of FINRA’s Financial and Operations Committee and a past member of the Small Firm Advisory Board and District 9 Business Conduct Committee. Mr. Karrash is a Certified Public Accountant, Certified Financial Planner and is registered with FINRA and holds Series 7, 24, 27, 53 and 65 licenses. Mr. Karrash received a Bachelor of Science degree in Accounting from Pennsylvania State University and a Master of Business Administration degree from Temple University’s Executive MBA program.

Through his role as President of Burke, Lawton, Brewer & Burke, Mr. Karrash provides our Board with investment and financial experience from the standpoint of an investor and as a stockholder. In addition, Mr. Karrash is a Certified Public Accountant and is an audit committee financial expert as defined by SEC rules.

Jerry J. Langdon has served on the Board of Directors of Abraxas since May 2013 and currently works as a private investor. Previously, Mr. Langdon was Chief Administrative and Compliance Officer of Energy Transfer Partners, or ETP, a multi-billion dollar company specializing in the gathering, processing, transportation and storage of natural gas and natural gas liquids in the U.S. Prior to ETP, Mr. Langdon was Chief Administrative and Compliance Officer for Reliant Energy. Mr. Langdon has also held senior executive positions with El Paso Energy Partners and has served as a Director of several public and private boards. In October 1988, Mr. Langdon was appointed to the Federal Energy Regulatory Commission by President Ronald Reagan and served in that capacity until 1993. For a period of 38 days in 2012 (from May 21, 2012 until June 28, 2012), Mr. Langdon served as Chairman of the Board and Chief Executive Officer of Latitude Solutions, Inc., a company engaged in the development and deployment of water remediation technologies. On November 9, 2012, Latitude Solutions, Inc. filed for bankruptcy protection under the provisions of Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas. Mr. Langdon has authored numerous articles on the natural gas and electric industries, which have been published in various industry trade magazines. Mr. Langdon holds a Bachelor of Science in Communications from the University of Texas.

We believe Mr. Langdon’s extensive experience in the energy industry make him a valuable member of our Board.

Brian L. Melton has served on the Board of Directors Abraxas since October of 2009. He has served as Vice President of Pipeline Marketing & Business Development for Blueknight Energy Partners (Nasdaq: BKEP), a publicly traded master limited partnership that specializes in providing crude oil and asphalt terminaling, pipeline and transportation services across the U.S., since December 2013. Prior to joining Blueknight, Mr. Melton served as Vice-President of Business Development / Corporate Strategy for Crestwood Equity Partners, L.P. (NYSE: CEQP), Crestwood Midstream Energy Partners, L.P. (NYSE: CMLP), and Inergy, L.P. (NYSE:NRGY) from September 2008 until December 2013. Crestwood and Inergy are publicly-traded MLPs that specialize in providing midstream crude oil, natural gas and natural gas liquids services to producers and midstream providers in many of the major U.S. shale plays including the Bakken, Eagle Ford, Marcellus / Utica, Barnett, Fayetteville, Haynesville and Niobrara U.S. shale regions. Prior to joining Inergy in 2008, Mr. Melton was a Director in the Energy Corporate Investment Banking groups of Wachovia Securities and A.G. Edwards, prior to its merger with Wachovia Securities in October of 2007. Mr. Melton joined A.G. Edwards in July 2000 and was a senior member of the energy corporate finance team. From November 1995 until July 2000, Mr. Melton served as Director of Finance & Corporate Planning with TransMontaigne Inc., a downstream refined products supply, transportation and logistics company. Mr. Melton received a Bachelor of Science degree in Management and a Master of Business Administration degree from Arkansas State University.

We believe that Mr. Melton’s operational and business experience (particularly in the U.S. shale plays in which the Company operates), as well as Mr. Melton’s prior oil and gas investment banking experience help him bring unique insight to our Board and that his financial experience is beneficial to our audit committee.

Paul A. Powell, Jr., a director of Abraxas since August 2005, has served as Vice President and director of Mechanical Development Co., Inc., a maker of precision production machine parts, since 1984. Mr. Powell is a Managing Partner of Claytor Equity Partners, Cortland Partners, JWM Partners, Emory Partners and Burnett Partners. Mr. Powell is also manager of Westpoint (2002) LLC, Westpoint (2002) General Limited Partnership and WMP Properties LLC. Mr. Powell currently serves on the board of trustees of Emory & Henry College and as trustee for numerous charitable trusts. Mr. Powell previously served as a director of Abraxas from 1987 to 1999 and as an advisory director from 1999 to August 2005, in addition to previously serving on the board of the Blue Ridge Mountain Council of the Boy Scouts of America. Mr. Powell attended Emory & Henry College and graduated from National Business College with a degree in Accounting.

Through his roles at various investment and operating companies, Mr. Powell provides our Board with investment and financial experience. Mr. Powell has extensive historical knowledge about our Company through his investment in a number of drilling partnerships which became a part of Abraxas in 1991.

Edward P. Russell, a director of Abraxas since October 2009, has served as a Managing Director of Tortoise Capital Advisors, one of the largest energy investors in the U.S., with over $10 billion in assets under management since April 2007. From 2007 to 2012, Mr. Russell served as President of Tortoise Capital. Prior to joining Tortoise Capital Advisors, Mr. Russell was a Managing Director at Stifel, Nicolaus & Company, Inc. where he headed the energy and power group. Mr. Russell currently serves on the board of Arc Logistics GP LLC, which is the general partner of Arc Logistics Partners LP. Mr. Russell previously served as a director of Abraxas General Partner, LLC, the general partner of Abraxas Energy Partners, L.P.

We believe Mr. Russell’s experience as an oil and gas investor and as an energy investment banker brings an important skill set to the Board.

Director Emeritus

Franklin A. Burke, a director emeritus of Abraxas since 2012 and a director of Abraxas from 1992-2012, has previously served as President and Chief Executive Officer of Burke, Lawton, Brewer & Burke, a securities brokerage firm, from 1964 through 2014, as President of Venture Securities Corporation, since 1971, and as President, Director of Research and Portfolio Management of BLB&B Advisors, LLC, from 2006 through 2014. Mr. Burke also previously served as Trustee and Treasurer of The Williamson Free School of Mechanical Trades. Mr. Burke currently serves as a director of Starkey Chemical Process Company and was a director and President of Omega Institute, an allied health post-secondary school. Mr. Burke received a Bachelor of Science degree in Business Administration from Kansas State University in 1955, a Master’s degree in Finance from University of Colorado in 1960 and studied at the graduate level at the London School of Economics from 1962 to 1963. The Board voted to appoint Mr. Burke as a Director Emeritus following his retirement in 2012.

Mr. Burke serves at the pleasure of the Board and may be terminated as Director Emeritus at any time upon consent of a majority of the Board of Directors. Mr. Burke has the right to receive timely notice and information regarding, and to attend and participate in all, meetings of the Board, but does not have the right to vote at the meetings. The Board may, in its discretion without Mr. Burke’s consent, at any meetings at which he is in attendance, hold an executive session, at which Mr. Burke may not be present. Except for purposes of indemnification, Mr. Burke is not deemed to be a “director” of Abraxas.

Composition of the Board of Directors

The Company believes that its Board as a whole should encompass a diverse range of talent, skill, experience and expertise enabling it to provide sound guidance with respect to the Company’s operations and business goals. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company. The Company’s policy is to have at least a majority of its directors qualify as “independent” as determined in accordance with the listing standards of The NASDAQ Stock Market and Rule 10A-3 of the Exchange Act. The Nominating and Corporate Governance Committee identifies candidates for election to the Board of Directors and reviews their skills, characteristics and experience, and recommends nominees for director to the Board for approval.

The Nominating and Corporate Governance Committee believes that the Board of Directors should be composed of directors with experience in areas relevant to the strategy and operations of the Company, particularly in the oil and gas industry and complex business and financial dealings. Each of the nominees for election as a director at the Annual Meeting and each of the Company’s current directors holds or has held senior executive positions in either the oil and gas industry or in the financial / banking community. In these positions, we believe that each nominee and current director has gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development. Many of our directors also have experience serving on boards and board committees of other public companies, as well as charitable organizations and private companies. The Nominating and Corporate Governance Committee also believes that each nominee and current director has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of background, experience and thought; and the commitment to devote significant time and energy to service on the Board and its Committees. With respect to each of our current directors and director nominees, their biographies on pages 7 through 9 detail their individual experience in the oil and gas industry and/or in the financial/banking community together with their past and current board positions.

Meeting Attendance

During the fiscal year ended December 31, 2016, the Board of Directors held four meetings, the Audit Committee held four meetings and the Compensation Committee held one meeting. The Nominating and Corporate Governance Committee did not meet during 2016. During 2016, each director attended at least 75% of all Board and applicable Committee meetings and, other than Mr. Watson, our Chairman of the Board, President and Chief Executive Officer, each director received compensation for his service to Abraxas for his role as director. See “Executive Compensation—Compensation of Directors.” Abraxas encourages, but does not require, directors to attend the annual meeting of stockholders; however, such attendance allows for direct interaction between stockholders and members of the Board of Directors. At Abraxas’ 2016 Annual Meeting, eight of the nine members of the Board were present.

Committees of the Board of Directors

Abraxas has standing Audit, Compensation and Nominating and Corporate Governance Committees.

The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. During 2016, the Audit Committee consisted of Messrs. Melton (Chairman), Karrash, Langdon and Powell. The Board of Directors has determined that each of Messrs. Melton and Karrash is an audit committee financial expert as defined by SEC rules. The Audit Committee Report, which appears on page 39, more fully describes the activities and responsibilities of the Audit Committee. Mr. King, Mr. Krog and representatives from BDO USA, LLP, the Company’s independent registered public accounting firm, along with all four members of the Company’s Audit Committee attended each meeting of the Audit Committee. In addition, the representatives from BDO USA, LLP and the Audit Committee meet in executive session at each meeting.

The Compensation Committee consists of Messrs. Cox (Chairman), Carter and Logue. The Compensation Committee’s role is to establish and oversee Abraxas’ compensation and benefit plans and policies, to administer its stock option plans, and to annually review and approve all compensation decisions relating to Abraxas’ executive officers. The Compensation Discussion & Analysis, which begins on page 17, more fully describes the activities and responsibilities of the Compensation Committee. The Compensation Committee submits its decisions regarding executive compensation to the independent members of the Board for approval. The agenda for meetings of the Compensation Committee is determined by its Chairman and the meetings are regularly attended by Mr. Watson. At each meeting, the Compensation Committee also meets in executive session. Mr. Cox reports the committee’s recommendations on executive compensation to the Board. The Company’s personnel support the Compensation Committee in its duties and, along with Mr. Watson, may be delegated authority to fulfill certain administrative duties regarding the Company’s compensation programs. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. For more information on the Compensation Committee’s processes and procedures, please see “Executive Compensation – Compensation Discussion & Analysis – Our Compensation Committee” and – “Elements of Executive Compensation.”

The Nominating and Corporate Governance Committee consists of Messrs. Logue (Chairman), Cox and Powell. The primary function of the Nominating and Corporate Governance Committee is to develop and maintain the corporate governance policies of Abraxas and to assist the Board in identifying, screening and recruiting qualified individuals to become Board members and determining the composition of the Board and its committees, including recommending nominees for the election at the annual meeting of stockholders or to fill vacancies on the Board.

Each of the Board’s committees has a written charter and copies of the charters are available for review on the Company’s website at www.abraxaspetroleum.com.

Director Independence

The Board of Directors has determined that each of the following members of the Board of Directors is independent as determined in accordance with the listing standards of The NASDAQ Stock Market and Rule 10A-3 of the Exchange Act: Harold D. Carter, Ralph F. Cox, W. Dean Karrash, Jerry J. Langdon, Brian L. Melton, Dennis E. Logue, Paul A. Powell, Jr. and Edward P. Russell. All of the members of the Audit, Compensation and Nominating and Corporate Governance Committees are independent as determined in accordance with the listing standards of The NASDAQ Stock Market and Rule 10A-3 of the Exchange Act. The Board of Directors periodically conducts a self-evaluation on key Board and committee-related issues, which has proven to be a beneficial tool in the process of continuous improvement in the Board’s functioning and communication.

Board Leadership Structure

The Board of Directors believes that the Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with Abraxas’ business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes this provides Abraxas with an efficient and effective leadership model. The Board believes that combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy. To assure effective independent oversight, the Board has adopted a number of governance practices, including:

•	a strong, independent director role;

•	regular executive sessions of the independent directors; and

•	annual performance evaluations of the Chairman and Chief Executive Officer by the independent directors.

In addition, in 2006, the Board appointed Mr. Cox as lead independent director to provide the Board with additional independent oversight. Mr. Cox leads the regularly held executive sessions. The Board believes that the combined role of Chairman and Chief Executive Officer is in the best interest of Abraxas stockholders because it provides the appropriate balance between strategic development and independent oversight of management.

Risk Management

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board reviews quarterly information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements to ensure that the compensation programs do not encourage excessive risk-taking. The Audit Committee oversees management of financial risks, as well as other identified risks, including information technology. The Nominating and Corporate Governance Committee manages the risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating specific risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

The Board of Directors, together with the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee, coordinate with each other to provide company-wide oversight of our management and handling of risk. These committees report regularly to the entire Board of Directors on risk-related matters and provide the Board of Directors with integrated insight about the Company’s management of strategic, credit, interest rate, financial reporting, liquidity, compliance and operational risks. While the Company has not developed a company-wide risk statement, the Board of Directors believes a well-balanced operational risk profile with heavier weighting towards exploitation projects as opposed to exploratory projects, together with a relatively conservative approach to managing liquidity, debt levels, and commodity price and interest rate risk contribute to an effective oversight of the Company’s risks.

At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Outside of formal meetings, the Board, its committees and individual Board members have regular access to the executive officers of Abraxas.

Compensation Committee Interlocks and Insider Participation

Messrs. Cox, Carter and Logue served on the Compensation Committee during 2016. No member of the Compensation Committee was at any time during 2016, or at any other time an officer or employee of Abraxas, and no member had any relationship with Abraxas requiring disclosure as a related-party transaction in the section “Certain Relationships and Related Transactions” of this proxy statement. No executive officer of Abraxas has served on the Board of Directors or Compensation Committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during 2016.

Code of Ethics

In April 2004, the Board of Directors unanimously approved Abraxas’ Code of Ethics. This Code is a statement of Abraxas’ high standards for ethical behavior, legal compliance and financial disclosure, and is applicable to all directors, officers, and employees. A copy of the Code of Ethics can be found in its entirety on Abraxas’ website at www.abraxaspetroleum.com. Additionally, should there be any changes to, or waivers from, Abraxas’ Code of Ethics, those changes or waivers will be posted immediately on our website at the address noted above.

Stockholder Communications with the Board

The Board of Directors has implemented a process by which stockholders may communicate with the Board of Directors. Any stockholder desiring to communicate with the Board of Directors may do so in writing by sending a letter addressed to the Board of Directors, c/o Corporate Secretary. The Corporate Secretary has been instructed by the Board to promptly forward any communications received to the members of the Board.

Nominations

The Nominating and Corporate Governance Committee is responsible for determining the slate of director nominees for election by stockholders, which the committee recommends for consideration by the Board. All director nominees are approved by the Board prior to annual proxy material preparation and are required to stand for election by stockholders at the next annual meeting. For positions on the Board created by a director’s leaving the Board prior to the expiration of his current term, whether due to death, resignation, or other inability to serve, Article III of the Company’s Amended and Restated Bylaws provides that a director elected by the Board to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

The Nominating and Corporate Governance Committee does not currently utilize the services of any third-party search firm to assist in the identification or evaluation of Board member candidates. The Nominating and Corporate Governance Committee may engage a third party to provide such services in the future, as it deems necessary or appropriate at the time in question.

The Nominating and Corporate Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. A candidate must possess the ability to apply good business judgment and be in a position to properly exercise his or her duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibility within his or her chosen fields, and have the ability to quickly understand complex principles of, but not limited to, business, finance and the oil and gas business. Candidates with potential conflicts of interest or who do not meet independence criteria will be identified and disqualified. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through some other source. When current Board members are considered for nomination for re-election, the Nominating and Corporate Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

The Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s business. As part of this process, the Committee evaluates how a particular candidate would strengthen and increase the diversity of the Board in terms of how that candidate may contribute to the Board’s overall balance of perspectives, backgrounds, knowledge, experience, skill sets and expertise in substantive matters pertaining to the Company’s business.

The Nominating and Corporate Governance Committee will consider qualified candidates for possible nomination that are recommended by stockholders. Stockholders wishing to make such a recommendation may do so by sending the required information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary at the address listed above. Any such nomination must comply with the advance notice provisions of, and provide all of the information required by, Abraxas’ Amended and Restated Bylaws. These provisions and required information are summarized under “Stockholder Proposals for 2018 Abraxas Annual Meeting” beginning on page 54 of this proxy statement.

The Nominating and Corporate Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above as well as the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used for further evaluation. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the information.

SECURITIES HOLDINGS OF PRINCIPAL STOCKHOLDERS,

DIRECTORS, NOMINEES AND OFFICERS

Based upon information received from the persons concerned, each person known to Abraxas to be the beneficial owner of more than five percent of the outstanding shares of common stock of Abraxas, each director and nominee for director, each of the executive officers and all directors and officers of Abraxas as a group, owned beneficially as of March 15, 2017, the number and percentage of outstanding shares of common stock of Abraxas indicated in the following table. Abraxas’ Board has adopted stock ownership guidelines. Except as otherwise noted below, the address for each of the beneficial owners is c/o Abraxas Petroleum Corporation, 18803 Meisner Drive, San Antonio, Texas 78258. Please read “Executive Compensation – Stock Ownership Guidelines.” None of the shares listed below have been pledged as security.

Name of Beneficial Owner	Number of Shares (1)		Percentage (%)
Robert L.G. Watson	2,323,523	(2)	1.4%
Geoffrey R. King	599,161	(3)	*
Peter A. Bommer	608,283	(4)	*
G. William Krog, Jr.	323,531	(5)	*
William H. Wallace	725,397	(6)	*
Stephen T. Wendel	811,599	(7)	*
Franklin A. Burke	6,183,995	(8)	3.8%
Harold D. Carter	353,614	(9)	*
Ralph F. Cox	623,985	(10)	*
W. Dean Karrash	118,998	(11)	*
Jerry J. Langdon	82,648	(12)	*
Dennis E. Logue	295,313	(13)	*
Brian L. Melton	215,781	(14)	*
Paul A. Powell, Jr.	423,547	(15)	*
Edward P. Russell	201,800	(16)	*
BlackRock Inc.	8,549,550	(17)	5.2%

All Officers and Directors as a Group (16 persons)	13,891,175		8.5%

*	Less than 1%
(1)	Unless otherwise indicated, all shares are held directly with sole voting and investment power.
(2)	Includes 924,124 shares issuable upon exercise of vested options granted pursuant to the LTIP, 23,696 restricted shares subject to vesting and 57,063 shares in a retirement account.
(3)	Includes 401,625 shares issuable upon exercise of vested options granted pursuant to the LTIP, 125,685 restricted shares subject to vesting and 16,851 shares in a retirement account.
(4)	Includes 304,150 shares issuable upon exercise of vested options granted pursuant to the LTIP, 201,137 restricted shares subject to vesting and 33,671 shares in a retirement account.
(5)	Includes 189,304 shares issuable upon exercise of vested options granted pursuant to the LTIP, 70,805 restricted shares subject to vesting and 24,983 shares in a retirement account.
(6)	Includes 437,365 shares issuable upon exercise of vested options granted pursuant to the LTIP, 96,681 restricted shares subject to vesting and 31,222 shares in a retirement account.
(7)	Includes 386,642 shares issuable upon exercise of vested options granted pursuant to the LTIP, 96,540 restricted shares subject to vesting and 118,535 shares in a retirement account.
(8)	Includes 82,500 shares issuable upon exercise of vested options granted pursuant to the Directors Plan, 302,395 shares in a retirement account, 3,340,788 shares owned by Venture Securities Corporation Profit Sharing Trust Plan (voluntary), Venture Securities Corporation Profit Sharing Plan Trust (designated) and Venture Securities Corporation Pension Plan Trust over which Mr. Burke has shared discretion to dispose of, direct the disposition of, vote, and direct the voting of such shares for the benefit of the beneficiary of the trust, 53,512 shares in various trust and guardianship accounts, of which Mr. Burke is a trustee or guardian, 56,722 shares in the Pleasantville Church Foundation, of which Mr. Burke is a director, and 1,638,771 shares managed by BLB&B Advisors, LLC, of which Mr. Burke is a partial owner. Mr. Burke does not have any voting rights with regard to the shares managed by BLB&B Advisors, LLC.

(9)	Includes 146,500 shares issuable upon exercise of vested options granted pursuant to the Directors Plan, 7,577 shares in a family trust and 42,598 shares in a retirement account.
(10)	Includes 206,500 shares issuable upon exercise of vested options granted pursuant to the Directors Plan.
(11)	Includes 86,000 shares issuable upon exercise of vested options granted pursuant to the Directors Plan.
(12)	Includes 74,000 shares issuable upon exercise of vested options granted pursuant to the Directors Plan.
(13)	Includes 206,500 shares issuable upon exercise of vested options granted pursuant to the Directors Plan.
(14)	Includes 181,500 shares issuable upon exercise of vested options granted pursuant to the Directors Plan.
(15)	Includes 156,500 shares issuable upon exercise of vested options granted pursuant to the Directors Plan and 27,277 shares in various entities managed by Mr. Powell.
(16)	Includes 181,500 shares issuable upon exercise of vested options granted pursuant to the Directors Plan.
(17)	According to information in its Schedule 13G/A dated January 19, 2017, BlackRock Inc. is the parent corporation of the following subsidiaries which own shares of our common stock: BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A. and BlackRock Investment Management, LLC. BlackRock Inc. has sole dispositive power over 8,549,550 shares and sole voting power over 8,359,541 shares. The address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10022.

Equity Compensation Plan Information

The following table gives aggregate information regarding grants under all of Abraxas’ equity compensation plans through December 31, 2016.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	8,063,775	$2.40	812,627
Equity compensation plans not approved by security holders	90,000	$2.06	—

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Abraxas’ directors and executive officers and persons who own more than 10% of a registered class of Abraxas equity securities to file with the Securities and Exchange Commission and The NASDAQ Stock Market initial reports of ownership and reports of changes in ownership of Abraxas common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all such forms they file. Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, Abraxas believes that during 2016, all of its directors and executive officers complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of the executive officers of Abraxas.

Name and Municipality of Residence	Age	Office
Robert L.G. Watson San Antonio, Texas	66	Chairman of the Board, President and Chief Executive Officer

Geoffrey R. King San Antonio, Texas	36	Vice President – Chief Financial Officer

Peter A. Bommer San Antonio, Texas	60	Vice President – Engineering

William H. Wallace Blanco, Texas	59	Vice President – Operations

Stephen T. Wendel San Antonio, Texas	67	Vice President – Land & Marketing and Secretary

G. William Krog, Jr. San Antonio, Texas	63	Chief Accounting Officer

Robert L.G. Watson has served as Chairman of the Board, President, Chief Executive Officer and a director of Abraxas since 1977. See page 7 for more information.

Geoffrey R. King has served as Vice President - Chief Financial Officer since 2012. Prior to joining Abraxas, Mr. King worked at Van Eck Associates from 2007-2012 as a Senior Energy Analyst with a focus on natural resource equities and commodities. Prior to that he served as an investment banker in the Global Power and Energy group at Merrill Lynch and served various roles at Petrie Parkman. Mr. King is a CFA Charterholder and holds a Bachelor of Arts in Economics and History from Davidson College.

Peter A. Bommer has served as Vice President – Engineering since 2012 and as Manager of Special Projects since 2007. Prior to joining Abraxas, Mr. Bommer owned and ran the day-to-day operations of Bommer Engineering, a privately held engineering firm, for over 25 years. Mr. Bommer received a Bachelor of Science in Petroleum Engineering degree from the University of Texas in 1978 and a Master of Theology degree from Dallas Theological Seminary in 1999. Mr. Bommer also holds the Professional Engineer designation.

William H. Wallace has served as Vice President – Operations since 2000. Mr. Wallace served as Abraxas’ Superintendent/Senior Operations Engineer from 1995 to 2000. Prior to joining Abraxas, Mr. Wallace worked for Dorchester Gas Producing Company and Parker and Parsley. Mr. Wallace received a Bachelor of Science degree in Petroleum Engineering from Texas Tech University in 1981.

Stephen T. Wendel has served as Vice President - Land and Marketing since 1990 and as Corporate Secretary since 1988. Mr. Wendel served as Abraxas’ Manager of Joint Interests and Natural Gas Contracts from 1982 to 1990. Prior to joining Abraxas, Mr. Wendel held accounting, auditing and marketing positions with Tenneco Oil Company and Tesoro Petroleum Corporation. Mr. Wendel also serves as a director of the Corporation Board and the Development Board of Texas Lutheran University. Mr. Wendel received a Bachelor of Business Administration degree in Accounting from Texas Lutheran University in 1971.

G. William Krog, Jr. has served as Chief Accounting Officer since 2011. Mr. Krog joined Abraxas in 1995 and most recently served as Information Systems / Financial Reporting Director. Prior to joining Abraxas, Mr. Krog was an independent accountant in private practice. Mr. Krog received a Bachelor of Business Administration degree from the University of Texas at Austin in 1976 and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

We compensate our executive officers through a combination of base salary, annual incentive bonuses and long-term equity based awards. The compensation is designed to be competitive with those of a peer group, which in 2016 was a group of exploration and production companies originally identified in 2014 by Longenecker & Associates, or L&A, and subsequently updated by management due to bankruptcies and other events.

This section discusses the principles underlying our executive compensation policies and decisions, and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and narrative that follow.

Our Compensation Committee

Our Compensation Committee approves, implements and monitors all compensation and awards to executive officers including the Chief Executive Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table below, whom we refer to as the named executive officers or NEOs. The Committee’s membership is determined by the Board of Directors and is composed of three independent directors. The Committee, in its sole discretion, has the authority to delegate any of its responsibilities to subcommittees as it deems appropriate.

The Committee periodically approves and adopts, or makes recommendations to the Board regarding Abraxas’ executive compensation decisions. In the first quarter of each year, Mr. Watson, the Chief Executive Officer, submits to the Compensation Committee his recommendations for salary adjustments and long-term equity incentive awards based upon his subjective evaluation of individual performance and his subjective judgment regarding each executive officer’s salary and equity incentives, for each executive officer except himself. For more information on our Compensation Committee, please refer to the discussion under “Proposal One—Election of Directors—Committees of the Board of Directors.”

The Committee reviews all components of compensation for our executive officers, including base salary, annual incentive bonuses, long-term equity based awards, the dollar value to the executive and cost to Abraxas of all benefits and all severance and Change in Control arrangements. Based on this review, the Compensation Committee has determined that the compensation paid to our executive officers reflects our compensation philosophy and objectives.

Compensation Philosophy and Objectives

Our underlying philosophy in the development and administration of Abraxas’ annual and long-term compensation plans is to align the interests of our executive officers with those of Abraxas’ stockholders. Key elements of this philosophy are:

•	establishing compensation plans that deliver base salaries which are competitive with companies in our industry, within Abraxas’ budgetary constraints and commensurate with Abraxas’ salary structure.

•	rewarding outstanding performance particularly where such performance is reflected by an increase in Abraxas’ Net Asset Value, as adjusted for changes in factors beyond an employee’s control.

•	providing equity-based incentives to ensure motivation over the long-term to respond to Abraxas’ business challenges and opportunities as owners rather than just as employees.

The compensation currently paid to Abraxas’ executive officers consists of three core elements: base salary, annual bonuses under the Abraxas Petroleum Corporation Bonus Plan, as amended, which is referred to as the Bonus Plan, and long-term equity based awards granted pursuant to the LTIP, plus other employee benefits generally available to all employees of Abraxas.

We believe these elements support our underlying philosophy of aligning the interests of our executive officers with those of Abraxas’ stockholders by providing the executive officers a competitive salary, an opportunity for annual bonuses, and equity-based incentives to ensure motivation over the long-term. We view the three core elements of compensation as related but distinct. Although we review total compensation, we do not believe that significant compensation derived from one component of compensation should increase or reduce compensation from another component. We determine the appropriate level for each component of compensation separately. We have not adopted any formal or informal policies or guidelines for allocating compensation among long-term incentives and annual base salary and bonuses, between cash and non-cash compensation, or among different forms of non-cash compensation. Abraxas’ Board has adopted stock ownership guidelines. Please read “Stock Ownership Guidelines” for more information.

Abraxas does not have any other deferred compensation programs or supplemental executive retirement plans and no benefits are provided to Abraxas’ executive officers that are not otherwise available to all employees of Abraxas, and no benefits are valued in excess of $10,000 per employee per year.

Elements of Executive Compensation

Executive compensation consists of the following elements:

Base Salary. In determining base salaries for the executive officers of Abraxas, we aim to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. In addition, we take into consideration the responsibilities of each executive officer and determine compensation appropriate for the positions held and expectations of services rendered during the year. During 2015, 2016 and 2017 we utilized a list of peer companies originally provided by L&A in 2014 and updated by management due to bankruptcies and other corporate events to analyze our salary structure. L&A originally identified potential peer candidates based on 1) companies of similar size, 2) other similar companies in the oil and gas exploration industry, and 3) similar operations in comparable geographic areas. L&A then analyzed each company based on:

•	Market capitalization;

•	Revenue;

•	Assets;

•	Enterprise value; and

•	Operational similarities.

Using these criteria, in 2016 the following were the comparable companies utilized by the Committee: Approach Resources, Inc. (AREX), Callon Petroleum Company (CPE), Comstock Resources, Inc. (CRK), Contango Oil & Gas Company (MCF), Earthstone Energy, Inc. (ESTE) Evolution Petroleum Corp. (EPM), Gastar Exploration Inc. (GST), Northern Oil and Gas, Inc. (NOG) and Ring Energy, Inc. (REI). The following companies were eliminated from the list of comparable companies during 2016 as a result of bankruptcies or other corporate events: Clayton Williams Energy, Inc. (CWEI), Emerald Oil, Inc. (EOX), Magnum Hunter Resources Corporation (MHR), Penn Virginia Corporation (PVA), Swift Energy Co. (SFY), Triangle Petroleum Corporation (TPLM) and Warren Resources Inc. (WRES). Earthstone Energy and Ring Energy were added to the list in 2016 based upon the criteria originally utilized by L&A.

Abraxas’ salary range is set by reference to the salaries paid by the comparable companies considering the responsibilities and expectations of each executive officer while remaining within Abraxas’ budgetary constraints. We utilize salary information from the comparable companies to compare Abraxas’ salary structure with those other companies that compete with Abraxas for executives but without targeting salaries to be higher, lower or approximately the same as those in our industry. We believe that the base salary levels for our executive officers are consistent with the practices of the comparable companies, and increases in base salary levels from time to time are designed to reflect competitive practices in the industry, individual performance and the officer’s contribution to our overall business goals. Individual performance and contribution to the overall business goals of Abraxas are subjective measures and evaluated by Mr. Watson and the Compensation Committee and, with respect to Mr. Watson only, the Compensation Committee.

The base salaries paid to our named executive officers in 2016 are set forth below in the Summary Compensation Table. For 2016, base salaries, paid as cash compensation, were $1,196,917 with Mr. Watson receiving $368,000. The amounts paid in 2016 reflect a voluntary 20% reduction which went into effect on February 1, 2016 and was terminated on February 1, 2017. We believe that the base salaries paid achieved our objectives.

Annual Bonuses. Abraxas’ Bonus Plan was initially adopted by our Board of Directors in 2003. The purpose of the Bonus Plan is to create financial incentives for our executive officers that are tied directly to increases in Net Asset Value, or NAV, per share of Abraxas common stock. We initially chose, and continue to utilize, NAV as the foundation of the Bonus Plan because we believe that NAV equates to the value of Abraxas’ oil and gas reserve base, giving risked credit for non-proven reserves, and adjustments for other assets and liabilities. We believe that NAV is a better indicator of the health of Abraxas than its stock price, as the success of finding oil and gas is directly reflected in our NAV, while our stock price can be influenced by a number of factors outside the control of the executive officers of Abraxas. In addition, many exploration and production equity analysts use NAV per share comparisons to establish price targets for the companies they follow. Under the terms of the Bonus Plan in effect for 2016, NAV was calculated at year-end after receipt of the reserve report from our independent petroleum engineering firm and the audited financials, subject to certain adjustments, as follows:

Net Asset Value Calculation
+ + + + + + ± –

PV-10 Proved Developed Producing Reserves

PV-20 Proved Developed Non-Producing Reserves

PV-20 Proved Undeveloped Reserves

PV-30 Probable Reserves

Property & Equipment

Other Assets

Net Working Capital

Debt

=	Net Asset Value (“NAV”)

÷	Shares Outstanding

=	NAV per share

For the year ended December 31, 2016, the independent petroleum engineering firm of DeGolyer and MacNaughton estimated reserves for approximately 98% of our proved oil and gas reserves. Proved reserves for the remaining 2% of our properties were estimated by Abraxas personnel because we determined that it was not practical for DeGolyer and MacNaughton to prepare reserve estimates for those properties as they are located in a widely dispersed geographic area and have relatively low value. DeGolyer and MacNaughton also estimates our probable reserves. All other items in the NAV calculation are derived from our year-end audited financial statements.

PV-10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes.

The following table provides a reconciliation of the standardized measure of discounted future net cash flows to PV-10 at December 31, 2015 and 2016 (in thousands):

	December 31,
(in thousands)	2015	2016
Standardized measure of discounted future net cash flows	$197,251	$160,600
Present value of future income taxes discounted at 10%	—	—

PV-10	$197,251	$160,600

The annual bonuses for 2016 were calculated by the percentage increase in the 2016 year-end NAV per share over the 2015 year-end NAV per share up to the first 10%; after 10% has been achieved, all excess percentage increases are doubled, with a maximum award for any one-year of 70% of the executive officer’s base annual salary. For example, if the percentage increase in NAV for a given year was 15%, the calculated bonus would be equal to 20% of the executive officer’s annual base salary. In order to compare NAV year-over-year, the current year-end PV-10 for proved and probable reserves are calculated with commodity prices used in the previous year-end PV-10 calculations, in addition to other adjustments for other factors out of an employee’s control. To account for risk, Proved Developed Producing Reserves are discounted 10%; Proved Developed Non-Producing Reserves are discounted 20%; Proved Undeveloped Reserves are discounted 20%; and Probable Undeveloped Reserves are discounted 30%. Then, for the ensuing year, the PV-10 for proved and probable reserves are calculated with current commodity prices to establish the NAV per share at the beginning of a given year, thus the difference between the calculated NAV per share at the end of a given year and the calculated NAV per share at the beginning of the following year.

In the first quarter of each year, the NAV per share for the prior year-end is calculated after reserves are estimated by our independent petroleum engineering firm and audited financial statements are available. Mr. Watson then submits the annual bonus calculation to the Compensation Committee for review, discussion and approval.

At the beginning of 2016, the calculated NAV per share was $0.19 (utilizing commodity prices as of December 31, 2015 and the development costs included in our reserve report prepared by DeGolyer and MacNaughton) and the calculated NAV per share at the end of 2016 (utilizing commodity prices as of December 31, 2016 and the development costs included in our reserve report prepared by DeGolyer and MacNaughton) was $0.73, a 287.8% increase equating to a 70.0% bonus.

The Compensation Committee has the discretion to defer all or any part of any bonus to future years, to pay all or any portion of any bonus, or deferred bonus, in shares of Abraxas common stock (which would be issued under the LTIP) and has the discretion to pay bonuses even if no bonus would be payable under the Bonus Plan, and further has the discretion not to pay bonuses even if a bonus was earned under the Bonus Plan. In the past, the Committee has elected to pay a portion of the annual bonus in shares of Common Stock and may continue to do so in the future. The Committee reviews the cash position of the Company and the amount of the annual bonus when making such determinations. The Compensation Committee also has the discretion to pay bonuses outside of this plan.

The following table summarizes the bonuses paid to our named executive officers for 2016:

Name	Base Salary (1)	Bonus Award Achieved (Percentage of Salary) (2)	Maximum Award (Percentage of Salary)	Annual Bonus Earned Under the Annual Bonus Plan	Annual Bonus Paid Under the Annual Bonus Plan
Robert L.G. Watson	$460,000	70%	70%	$322,000	$322,000
Geoffrey R. King	275,000	70%	70%	192,500	192,500
Peter A. Bommer	250,000	70%	70%	175,000	175,000
William H. Wallace	250,000	70%	70%	175,000	175,000
Stephen T. Wendel	240,000	70%	70%	168,000	168,000

(1)	Base annual salaries in effect at the end of the year, excluding 20% voluntary salary reduction in effect at December 31, 2016.
(2)	1% for the first 10%, then 2% for each percent increase over the first 10%.

Long-Term Equity Incentives. Our executive officers are eligible to receive long-term equity incentives under the LTIP.

In determining whether to grant long-term incentive awards, such awards will be substantially contingent upon the conclusion of Mr. Watson and the Board of Directors (and only the Board of Directors, with respect to awards made to Mr. Watson) as to whether individual and management’s collective efforts have produced attractive long-term returns to Abraxas stockholders by increasing the market price of our common stock over time. In determining whether to grant long-term incentive awards, we anticipate that neither Mr. Watson nor the Board of Directors will have specific numerical targets, but rather will make a subjective determination based upon the state of the oil and gas exploration and production industry and other general economic factors at the time of their evaluation.

In the first quarter of each year, Mr. Watson submits his recommendations for long-term equity incentive awards to the Compensation Committee based upon his subjective evaluation of the individual performance of each executive officer, except himself. Mr. Watson also factors in the quantity and value of the long-term incentives that each executive officer has been previously awarded. The Compensation Committee reviews and discusses Mr. Watson’s recommendations and makes final determinations, subject to final Board approval, as to such awards. For awards made to Mr. Watson, the Compensation Committee subjectively evaluates Mr. Watson’s performance and, in their sole authority, subject to final Board approval, determines, how many, if any, long-term equity incentive awards to grant to Mr. Watson. The Compensation Committee also considers the quantity and value of the long-term equity incentive awards previously granted to Mr. Watson when considering making awards to him. In determining whether to grant long-term equity incentive awards, we seek to ensure that the total compensation package, including cash compensation, is comparable to the other companies in our industry, yet such awards are substantially contingent upon the conclusion of Mr. Watson and the Compensation Committee as to whether individual and management’s collective efforts have produced attractive long-term returns to Abraxas stockholders. We also consider past grants to each executive officer and the level to which such past grants are (or are not) “in-the-money.”

Abraxas has historically granted long-term equity incentives after Mr. Watson presents his recommendations to the Compensation Committee in the first quarter; however, we have not granted long-term equity incentives every year and we have awarded long-term equity incentive awards at other times during the year, principally in the event of a new hire, substantial promotion or significant event, such as the completion of a financing transaction or an accretive acquisition. We believe that such events warrant the granting of awards outside the normal course of business as these events are significant to the future success of Abraxas. We do not time award grants in coordination with the release of material non-public information.

LTIP. The LTIP, which was approved by our stockholders at the 2006 annual meeting and subsequently amended by our stockholders, authorizes us to grant incentive stock options, non-qualified stock options and shares of restricted stock to our executive officers, as well as to all employees of Abraxas. We use equity incentives as a form of long-term compensation because it provides our executive officers an opportunity to acquire an equity interest in Abraxas and further aligns their interest with those of our stockholders. Options grants generally have a term of 10 years and vest in equal increments over four years. Restricted stock grants vest in accordance with each individual grant agreement. Vesting is accelerated in certain events described under “Employment Agreements and Potential Payments Upon Termination or Change in Control.”

The purposes of this plan are to employ and retain qualified and competent personnel and to promote the growth and success of Abraxas, which can be accomplished by aligning the long-term interests of the executive officers with those of the stockholders by providing the executive officers an opportunity to acquire an equity interest in Abraxas. All grants are made with an exercise price of no less than 100% of the fair market value on the date of such grant.

As of December 31, 2016, a total of 8,966,402 shares of Abraxas common stock are reserved under the LTIP, subject to adjustment following certain events, such as stock splits. The maximum annual award for any one employee is 500,000 shares of Abraxas common stock. If options, as opposed to restricted stock, are awarded, the exercise price shall be no less than 100% of the fair market value on the date of the award, unless the employee is awarded incentive stock options and, at the time of the award, owns more than 10% of the voting power of all classes of stock of Abraxas. Under this circumstance, the exercise price shall be no less than 110% of the fair market value on the date of the award. Option terms and vesting schedules are at the discretion of the Compensation Committee.

Employment Contracts, Change in Control Arrangements and Certain Other Matters. We provide the opportunity for our executive officers to be protected under the severance and change in control provisions contained in their employment agreements. We believe that these provisions help us to attract and retain an appropriate caliber of talent for these positions. Our severance and change in control provisions for the executive officers are summarized in “Employment Agreements and Potential Payments Upon Termination or Change in Control” below. We believe that our severance and change in control provisions are consistent with the programs and levels of severance and post-employment compensation of other companies in our industry and believe that these arrangements are reasonable.

Other Employee Benefits. Abraxas’ executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and long-term disability insurance, in each case on the same basis as other employees. Abraxas’ executive officers are also eligible to participate in our 401(k) plan on the same basis as other employees. In 2008, Abraxas adopted the safe harbor provision for its 401(k) plan which requires Abraxas to contribute a fixed match to each participating employee’s contributions to the plan. The fixed match is set at the rate of dollar for dollar for the first 1% of eligible pay contributed, then 50 cents on the dollar for each additional percentage point of eligible pay contributed, up to 5%. The fixed match is contributed in the form of Abraxas common stock. An employee’s eligible pay with respect to calculating the fixed match is limited by IRS regulations. In addition, the Board of Directors, at its sole discretion, may authorize Abraxas to make additional contributions to each participating employee’s plan. The employee contribution limit for 2016 was $18,000 for employees under the age of 50 and $24,000 for employees 50 years of age or older. The Board of Directors has also suggested a cap on the amount (or percentage) of Abraxas common stock that each employee should own in their individual 401(k) account to encourage diversification. The maximum suggested percentage has been set at 20% and each employee is encouraged to reduce their ownership of Abraxas common stock in their 401(k) account in the event such employee is over the suggested limit.

2017 Compensation Decisions

Base Salaries. A voluntary 20% salary reduction of base salaries that was in effect for our named executive officers during 2016 was terminated as of February 1, 2017. No named executive officer has received a salary increase for 2017.

Assessment of Compensation Policies and Practices

The Company and the Compensation Committee have conducted an in-depth risk assessment of the Company’s compensation policies and practices in response to public and regulatory concerns about the link between incentive compensation and excessive risk taking by companies. The Company and the Committee concluded that our compensation program does not motivate imprudent risk taking. In this regard, the Committee believes that:

•	The Company’s annual incentive compensation is based on performance metrics that promote a disciplined approach towards the long-term goals of the Company;

•	The Company does not offer significant short-term incentives that might drive high-risk investments at the expense of the long-term value of the Company;

•	The Company’s compensation programs are weighted towards offering long-term incentives that reward sustainable performance, especially when considering the Company’s stock ownership guidelines for executive officers;

•	The Company’s compensation awards are capped at reasonable levels, as determined by a review of the Company’s financial position and prospects, as well as the compensation offered by companies in our industry; and

•	The Board’s high level of involvement in approving material investments and capital expenditures helps avoid imprudent risk taking.

The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk taking above the level of risk associated with the Company’s business and the Company concluded that it has a balanced pay and performance program and that the risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Impact of Regulatory Requirements

Deductibility of Executive Compensation. In 1993, the federal tax laws were amended to limit the deduction a publicly-held company is allowed for compensation paid to the chief executive officer and to the four most highly compensated executive officers other than the chief executive officer. Generally, amounts paid in excess of $1.0 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to constitute performance-based compensation for purposes of the tax law, stockholders must approve the performance measures. We will consider ways to maximize the deductibility of executive compensation, while retaining the discretion necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent. Our Bonus Plan was approved by our stockholders on May 6, 2014.

Non-Qualified Deferred Compensation. On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to non-qualified deferred compensation arrangements. We believe we are in compliance with the statutory provisions which were effective January 1, 2005 and the regulations which became effective on January 1, 2009.

Accounting for Stock-Based Compensation. On October 1, 2005 we began accounting for stock-based compensation in accordance with the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for all of our stock-based compensation plans. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission for a discussion of all assumptions made in the calculation of this amount.

Policy on Recovery of Compensation. Our Chief Executive Officer and Chief Financial Officer are required to repay certain bonuses and stock-based compensation they receive if we are required to restate our financial statements as a result of misconduct as required by Section 304 of the Sarbanes-Oxley Act of 2002.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Abraxas has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted by the members of the Compensation Committee.

Ralph F. Cox, Chairman

Harold D. Carter

Dennis E. Logue

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of compensation paid to each of our named executive officers for the last three fiscal years.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	All Other Compensation ($) (6)	Total ($) (7)
Robert L.G. Watson President, Chief Executive Officer and Chairman of the Board	2016	368,000	17,692	—	269,912	322,000	9,275	986,879
	2015	429,330	—	—	690,000	—	9,275	1,128,605
	2014	450,000	17,692	63,000	102,884	322,000	9,100	964,676
Geoffrey R. King Vice President – Chief Financial Officer	2016	224,583	10,577	—	183,866	192,500	8,231	619,757
	2015	275,000	—	—	575,000	—	9,275	859,275
	2014	266,250	10,577	410,750	61,507	192,500	9,100	950,684
Peter A. Bommer Vice President - Engineering	2016	204,167	9,615	—	96,258	175,000	7,482	492,522
	2015	250,000	—	—	460,000	—	9,275	719,275
	2014	246,250	9,615	630,000	55,915	175,000	9,100	1,125,880
William H. Wallace Vice President — Operations	2016	204,167	9,615	—	128,127	175,000	19,482	536,391
	2015	250,000	—	—	460,000	—	21,275	731,275
	2014	246,250	9,615	350,250	55,915	175,000	21,100	858,130
Stephen T. Wendel Vice President — Land & Marketing	2016	196,000	9,231	—	115,119	168,000	7,183	495,533
	2015	240,000	—	—	345,000	—	9,275	594,275
	2014	235,750	9,231	350,250	53,679	156,100	9,100	814,109

(1)	The amounts in this column include any 401(k) plan account contributions made by the named executive officer.
(2)	The amounts in this column reflect a discretionary holiday bonus of $17,692, $10,577, $9,615, $9,615 and $9,231 awarded to Mr. Watson, Mr. King, Mr. Bommer, Mr. Wallace and Mr. Wendel, respectively, in 2016. The amounts in this column reflect a discretionary holiday bonus of $17,692, $10,577, $9,615, $9,615 and $9,231 awarded to Mr. Watson, Mr. King, Mr. Bommer, Mr. Wallace and Mr. Wendel, respectively, in 2014. No holiday bonuses were paid in 2015.
(3)	The amounts in this column reflect the aggregate grant date fair value of stock awards granted during a given year to the named executive officer calculated in accordance with FASB ASC Topic 718. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission for a discussion of all assumptions made in the calculation of this amount.
(4)	The amounts in this column reflect the aggregate grant date fair value of options granted during a given year to the named executive officer calculated in accordance with FASB ASC Topic 718. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission for a discussion of all assumptions made in the calculation of this amount.
(5)	The amounts included in this column for 2014 and 2016 include cash bonuses earned and paid under the annual bonus plan.
(6)	The amounts in this column represent contributions by Abraxas to the named executive officer’s 401(k) plan account for 2014, 2015 and 2016 as well as a $12,000 vehicle allowance for Mr. Wallace in 2014, 2015 and 2016.
(7)	The dollar value in this column for each named executive officer represents the sum of all compensation reflected in the previous columns.

GRANTS OF PLAN-BASED AWARDS

The following table provides information with regard to grants of non-equity incentive compensation and all other stock and option awards to our named executive officers in 2016.

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($) (2)
		Threshold ($)	Target ($)	Maximum ($)
Robert L.G. Watson	12/31/2016		322,000	322,000
	03/15/2016					415,000	0.97	269,912
Geoffrey R. King	12/31/2016		192,500	192,500
	03/15/2016					152,000	0.97	98,859
	08/09/2016					100,000	1.31	85,007
Peter A. Bommer	12/31/2016		175,000	175,000
	03/15/2016					148,000	0.97	96,258
William H. Wallace	12/31/2016		175,000	175,000
	03/15/2016					197,000	0.97	128,127
Stephen T. Wendel	12/31/2016		168,000	168,000
	03/15/2016					177,000	0.97	115,119

(1)	Reflects awards payable under our annual bonus plan. The annual bonus plan does not provide for a threshold level as the bonuses under the plan can range from 0 to the maximum, which equals 70% of the named executive officer’s base salary. Please see the discussion under “Compensation Discussion & Analysis – Elements of Executive Compensation – Annual Bonuses” for more information. Please also refer to column 5 of the Summary Compensation Table.
(2)	The amounts in this column reflect the aggregate grant date fair value of stock awards and options granted in 2016 to the named executive officer calculated in accordance with FASB ASC Topic 718. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission for a discussion of all assumptions made in the calculation of this amount.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table provides information concerning outstanding equity awards at December 31, 2016 for our named executive officers. We do not have an equity incentive plan as such term is defined in Regulation S-K, Item 402; therefore, these columns have been omitted from the following table.

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (2)	Market Value of Shares of Stock That Have Not Vested ($) (3)
Robert L.G. Watson	41,624	—	3.60	08/28/2017
	125,000	—	0.99	03/17/2019
	267,750	—	1.75	10/05/2019
	90,000	—	2.09	03/16/2020
	60,000	—	4.72	03/15/2021
	20,000	—	3.74	03/08/2022
	31,500	10,500	2.39	05/14/2023
	23,000	23,000	3.15	03/11/2024
	75,000	225,000	3.16	03/03/2025
	—	415,000	0.97	03/15/2026
					23,696	60,899
Geoffrey R. King	200,000	—	1.99	09/04/2022
	18,000	6,000	2.39	05/14/2023
	13,750	13,750	3.15	03/11/2024
	62,500	187,500	3.16	03/03/2025
	—	152,000	0.97	03/15/2026
	—	100,000	1.31	08/09/2026
					125,685	323,010
Peter A. Bommer	5,000	—	3.61	09/05/2017
	7,500	—	0.99	03/17/2019
	31,875	—	1.75	10/05/2019
	35,900	—	2.09	03/16/2020
	15,000	—	4.72	03/15/2021
	25,000	—	3.55	08/09/2021
	10,500	—	3.74	03/08/2022
	17,625	5,875	2.39	05/14/2023
	12,500	12,500	3.15	03/11/2024
	50,000	150,000	3.16	03/03/2025
	—	148,000	0.97	03/15/2026
					201,137	516,922
William H. Wallace	18,920	—	3.60	08/28/2017
	50,000	—	0.99	03/17/2019
	66,937	—	1.75	10/05/2019
	60,000	—	2.09	03/16/2020
	30,000	—	4.72	03/15/2021
	11,300	—	3.74	03/08/2022
	17,625	5,875	2.39	05/14/2023
	12,500	12,500	3.15	03/11/2024
	50,000	150,000	3.16	03/03/2025
	—	197,000	0.97	03/15/2026
					96,681	248,470

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (2)	Market Value of Shares of Stock That Have Not Vested ($) (3)
Stephen T. Wendel	15,330	—	3.60	08/28/2017
	50,000	—	0.99	03/17/2019
	66,937	—	1.75	10/05/2019
	60,000	—	2.09	03/16/2020
	30,000	—	4.72	03/15/2021
	10,400	—	3.74	03/08/2022
	16,725	5,575	2.39	05/14/2023
	12,000	12,000	3.15	03/11/2024
	37,500	112,500	3.16	03/03/2025
	—	177,000	0.97	03/15/2026
					96,540	248,108

(1)	Options vest in twenty-five percent (25%) increments each year for four (4) years on the anniversary of the grant date.
(2)	In general, stock awards vest in twenty-five percent (25%) increments each year for four (4) years on the anniversary of the grant date. As each increment vests, a new award equal to the most recently vested portion is granted and vests on the 4th anniversary after the grant date.
(3)	The market value was calculated from the closing price of Abraxas’ common stock on December 31, 2016 of $2.57 per share multiplied by the number of shares of stock that had not vested as of December 31, 2016.

OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning exercises of stock options and other stock awards by our named executive officers during the fiscal year ended December 31, 2016.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Robert L.G. Watson	—	—	3,696 (1)	4,842
Geoffrey R. King	—	—	12,500 (2)	18,750
Peter A. Bommer	—	—	1,137 (3)	1,489
William H. Wallace	—	—	1,681 (4)	2,202
Stephen T. Wendel	—	—	1,540 (5)	2,017

(1)	These 3,696 stock awards vested on August 9, 2016 and the closing price of Abraxas’ common stock on this date was $1.31.
(2)	These 12,500 stock awards vested on September 4, 2016 Abraxas’ common stock on the last trading date before these shares vested (September 2, 2016) was $1.50.
(3)	These 1,137 stock awards vested on August 9, 2016 and the closing price of Abraxas’ common stock on this date was $1.31.
(4)	These 1,681 stock awards vested on August 9, 2016 and the closing price of Abraxas’ common stock on this date was $1.31.
(5)	These 1,540 stock awards vested on August 9, 2016 and the closing price of Abraxas’ common stock on this date was $1.31.

Pension Benefits

Abraxas does not sponsor any pension benefit plans and none of the named executive officers contribute to such a plan.

Non-Qualified Deferred Compensation

Abraxas does not sponsor any non-qualified defined compensation plans or other non-qualified deferred compensation plans and none of the named executive officers contribute to any such plans.

Stock Ownership Guidelines

Abraxas’ Board has established stock ownership guidelines to strengthen the alignment of director and executive officer interests with those of our stockholders. As of December 31, 2016, we had eight non-employee directors and six executive officers subject to the stock ownership guidelines. Under the guidelines below, each director and officer is precluded from selling any shares of Abraxas common stock until the director or officer satisfies the ownership guidelines set forth in the following table. Satisfaction of the ownership guidelines will fluctuate with the market value of Abraxas common stock.

Position	Stock Ownership Guidelines
Chief Executive Officer	5x annual base salary
All other Executive Officers	3x annual base salary
Non-employee Directors	3x all fees received during the prior 12-month period, including the value of common shares awarded in lieu of cash payments at the time of issuance

Abraxas’ Board has discretion to review special situations; however, non-compliance without board approval can result in the loss of future bonuses and discretionary stock-based compensation. As of December 31, 2016, the market value of Abraxas common stock was $2.57 per share. As an example, Mr. Watson, our chief executive officer, is required to own 894,942 shares of Abraxas common stock to meet the stock ownership guidelines at this price. As of December 31, 2016, two officers and four directors satisfied the minimum stock ownership guidelines.

Employment Agreements and Potential Payments Upon Termination or Change in Control

Abraxas has entered into employment agreements with each of our named executive officers pursuant to which each will receive compensation as determined from time to time by the Board in its sole discretion. Abraxas has also established the Abraxas Petroleum Corporation Severance Plan, effective December 31, 2008, for all employees that are not subject to an employment agreement. This plan provides severance benefits in the event of a change in control and for certain other changes in conditions of employment. The affected employees would be entitled to receive one month of base salary for each year of service with Abraxas, up to a maximum of 12 months.

The employment agreement for Mr. Watson is scheduled to terminate on December 21, 2017, and is automatically extended for additional one-year terms unless Abraxas gives 120 days’ notice of its intention not to renew the employment agreement. The employment agreements for Mr. King, Mr. Bommer, Mr. Wallace and Mr. Wendel are scheduled to terminate on December 31, 2017, and are automatically extended for an additional year if by December 1 neither Abraxas nor Mr. King, Mr. Bommer, Mr. Wallace or Mr. Wendel, as the case may be, has given notice to the contrary.

The employment agreements contain the following defined terms:

“Cause” means termination upon

(i)    the continued failure by the officer to substantially perform his duties with Abraxas (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure resulting from termination by him for Good Reason) after a written demand for substantial performance is delivered to the officer by the Board, which demand specifically identifies the manner in which the Board believes that he has not substantially performed his duties, or

(ii)    the engaging by the officer in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. The officer shall not be deemed to have been terminated for Cause unless and until the officer has been delivered a copy of a resolution duly adopted by the affirmative vote (which cannot be delegated) of not less than a majority of the members of the Board who are not officers of the Company at a meeting of the Board called and held for such purposes (after reasonable notice to the officer and an opportunity for the officer, together with the officer’s counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the officer was guilty of conduct set forth above in clauses (i) or (ii) above and specifying the particulars thereof in detail.

“Change in Control” means the occurrence of

(i)    any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”)) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), except that a person shall be deemed to be the “beneficial owner” of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty day period referred to in such Rule), directly or indirectly, of securities representing 20% or more of the combined voting power of the Company’s then outstanding securities,

(ii)    any person or group making a tender offer or an exchange offer for 20% or more of the combined voting power of the Company’s then outstanding securities,

(iii)    at any time during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Company directors then still in office who either were the Company directors at the beginning of the period or whose election or nomination for election was previously so approved (“Current Directors”), ceasing for any reason to constitute a majority thereof,

(iv)    the Company consolidating, merging or exchanging securities with any other entity and the stockholders of the Company immediately before the effective time of such transaction not beneficially owning, immediately after the effective time of such transaction, shares entitling such stockholders to a majority of all votes (without consideration of the rights of any class of stock entitled to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the consolidation, merger or share exchange would be entitled for the purpose of electing directors or where the Current Directors immediately after the effective time of the consolidation, merger or share exchange not constituting a majority of the Board of Directors of the corporation issuing cash or securities in the consolidation, merger or share exchange, or

(v)    any person or group acquiring 50% or more of the Company’s assets.

“Disability” means the incapacity of the officer due to physical or mental illness which causes the officer to have been absent from the full-time performance of his duties with the Company for six consecutive months, and within 30 days after the Company gives the officer written notice of termination, the officer has not returned to the full-time performance of his duties.

“Good Reason” means, without the officer’s express written consent, any of the following:

(i)    a material adverse alteration in the nature or status of his position, duties or responsibilities,

(ii)    a reduction in his current annual base salary,

(iii)    a change in the principal place of his employment to a location more than twenty-five (25) miles from the Company’s current principal place of employment, excluding required travel on the Company’s business to an extent substantially consistent with the officer’s present business travel obligations,

(iv)    the failure by the Company, without his consent, to pay to him any portion of his current compensation, or to pay to him any portion of any deferred compensation, within ten (10) days of the date any such compensation payment is due,

(v)    the failure by the Company to continue in effect any compensation plan in which he participates, or any substitute plans or the failure by the Company to continue his participation therein on the same basis, both in terms of the amount of benefits provided and the level of his participation relative to other participants, as existing,

(vi)    the failure by the Company to continue to provide him with benefits at least as favorable to those enjoyed by him under any of the Company’s pension, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which he is currently participating, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the officer of any material fringe benefit enjoyed by him, or the failure by the Company to provide him with the number of paid vacation days to which he is entitled on the basis of the Company’s practice with respect to him,

(vii)    the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform his employment agreement, or

(viii)    any purported termination of his employment which is not effected pursuant to the employment agreement’s termination provisions.

“Retirement” means termination in accordance with the Company’s retirement policy, generally applicable to its salaried employees or in accordance with any retirement arrangement established with the officer’s consent with respect to himself.

If, during the term of the employment agreement for an officer or any extension thereof, such officer’s employment is terminated other than for Cause or Disability, by reason of the officer’s death or Retirement, or by such officer for Good Reason, then such officer will be entitled to receive the following:

Watson: a lump sum payment equal to the greater of (a) his annual base salary for the last full year during which he was employed by Abraxas or (b) his annual base salary for the remainder of the term of his employment agreement.

King, Bommer, Wallace and Wendel: no provisions for termination of employment because at all times during the term of each officer’s employment agreement, such officer’s employment is at will and may be terminated by

Abraxas for any reason without notice or cause. If, during the term of the employment agreement for each of Mr. King, Mr. Bommer, Mr. Wallace and Mr. Wendel or any extension thereof, a Change in Control occurs, then such officer will be entitled to an automatic extension of the term of the officer’s employment agreement for a period of 36 months beyond the term in effect immediately before the Change in Control.

If, following a Change in Control, an officer’s employment is terminated other than for Cause or Disability, by reason of the officer’s death or Retirement or by such officer for Good Reason, then such terminated officer will be entitled to the following:

Watson: a lump sum payment equal to 2.99 times his annual base salary.

King, Bommer, Wallace and Wendel: a lump sum payment equal to three times his annual base salary.

If any lump sum payment to a named executive officer would individually or together with any other amounts paid or payable constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and applicable regulations thereunder, the amounts to be paid will be increased so that each named executive officer, as the case may be, will be entitled to receive the amount of compensation provided in his agreement after payment of the tax imposed by Section 280G.

In addition, unvested options and restricted stock that have been awarded to our named executive officers will vest upon any change in control. As of December 31, 2016, our named executive officers held 2,323,575 unvested options, of which 1,424,825 were “in-the-money”. Additionally, our named executive officers held 447,199 shares of restricted stock, which were unvested.

The following table provides information concerning termination and change in control payments to each of our named executive officers as if the event occurred on December 31, 2016.

Termination and Change in Control Payments Table

Name	Type of Benefit	Before Change in Control Termination w/o Cause or for Good Reason ($) (1)	After Change in Control Termination w/o Cause or for Good Reason ($) (2)	Voluntary Termination ($)	Death / Disability ($)	Change in Control ($) (3)
Robert L.G. Watson	Severance pay	460,000	1,375,400	—	—	460,000
	Option acceleration		665,890		665,890	665,890
	Restricted stock acceleration		60,899		60,899	60,899
	Total	460,000	2,102,189		726,789	1,186,789
Geoffrey R. King	Severance pay	—	825,000	—	—	825,000
	Option acceleration		486,640		486,640	486,640
	Restricted stock acceleration		323,010		323,010	323,010
	Total		1,634,650		809,650	1,634,650
Peter A. Bommer	Severance pay	—	750,000	—	—	750,000
	Option acceleration		237,858		237,858	237,858
	Restricted stock acceleration		516,922		516,922	516,922
	Total		1,504,780		754,780	1,504,780
William H. Wallace	Severance pay	—	750,000	—	—	750,000
	Option acceleration		316,258		316,258	316,258
	Restricted stock acceleration		248,470		248,470	248,470
	Total		1,314,728		564,728	1,314,728
Stephen T. Wendel	Severance pay	—	720,000	—	—	720,000
	Option acceleration		284,204		284,204	284,204
	Restricted stock acceleration		248,108		248,108	248,108
	Total		1,252,312		532,312	1,252,312

(1)	These amounts reflect a lump sum payment equal to the officer’s annual base salary as of December 31, 2016.
(2)	These amounts reflect a lump sum payment equal to 2.99x (Watson) and 3.0x (King, Bommer, Wallace and Wendel) the named executive officer’s annual base salary as of December 31, 2016. The amounts on the option acceleration row reflect 1,424,825 “in-the-money” unvested options for the named executive officers at an average potential value of $1.40 per share (the difference between the fair market value on December 31, 2016 and the exercise price of the options). Our named executive officers held 447,199 shares of restricted stock valued at the fair market value as of December 31, 2016.
(3)	These amounts on the severance pay row reflect a 12-month extension (Watson) and a 36-month extension (King, Bommer, Wallace and Wendel) of each officer’s respective employment agreement based on the named executive officer’s annual base salary on December 31, 2016 and would be paid over the extension period. The amounts on the option acceleration row reflect 1,424,825 “in-the-money” unvested options for the named executive officers at an average potential value of $1.40 per share (the difference between the fair market value on December 31, 2016 and the exercise price of the options). Our named executive officers held 447,199 shares of restricted stock valued at the fair market value as of December 31, 2016.

Compensation of Directors

All compensation paid to directors is limited to non-employee directors. We use a combination of cash and stock-based incentive compensation to attract and retain qualified individuals to serve on the Board.

Compensation. Following a voluntary 20% reduction in fees during 2016, the annual retainer fee paid to each director was $32,000 to be paid in four quarterly cash payments, in addition to reimbursement for travel expenses to attend the quarterly meetings. During 2016, each director elected to take 50% of total fees in cash and 50% in Abraxas stock.

During 2016, each director was paid $1,280 for each board meeting attended and $880 for each committee meeting attended. The chairman of the Audit Committee received an additional annual fee of $8,400, the chairman of the Compensation Committee received an additional annual fee of $4,240 and the chairman of the Nominating and Governance Committee received an additional annual fee of $1,680.

Stock Options. Abraxas has awarded each director stock options, depending on each director’s length of service, with exercise prices equal to the prevailing market prices at the time of issuance, ranging from $0.99 to $5.38 per share. Each year at the first regular board meeting following the annual meeting, Abraxas awards each director 25,000 options, in accordance with the terms of the Directors Plan. The Directors Plan currently reserves 1,900,000 shares of Abraxas common stock, subject to adjustment following certain events, such as stock splits. The maximum annual award for any one director is 100,000 shares. The exercise price of all options awarded is no less than 100% of the fair market value on the date of the award while the option terms and vesting schedules are at the discretion of the Compensation Committee.

Unless otherwise provided in the applicable award agreement, vested awards granted under the Directors Plan shall expire, terminate, or otherwise be forfeited as follows:

•	three months after the date the Company delivers a notice of termination of a participant’s active status, other than in circumstances covered by the following three circumstances:

•	immediately upon termination for misconduct;

•	12 months after the date of death; and

•	36 months after the date on which the director ceased performing services as a result of retirement.

The following table sets forth a summary of compensation for the fiscal year ended December 31, 2016 that Abraxas paid to each director. Abraxas does not sponsor a pension benefits plan, a non-qualified deferred compensation plan or a non-equity incentive plan for its directors; therefore, these columns have been omitted from the following table. Except for reimbursement of travel expenses to attend board and committee meetings, no other or additional compensation for services were paid to any of the directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($) (1)	Fees Earned or Paid in Equity ($) (2)	Option Awards ($) (3)	Total ($) (4)
Harold D. Carter	32,680	4,840	23,514	61,034
Ralph F. Cox	36,390	5,370	23,514	65,274
W. Dean Karrash	35,280	4,800	23,514	63,594
Jerry J. Langdon	35,280	4,800	23,514	63,594
Dennis E. Logue	34,110	5,010	23,514	62,634
Brian L. Melton	42,630	5,850	23,514	71,994
Paul A. Powell, Jr.	35,280	4,800	23,514	63,594
Edward P. Russell	30,480	4,400	23,514	58,394

(1)	This column represents the amounts paid in cash to each director.
(2)	This column represents the fees paid in equity to each director.
(3)	The amounts in this column reflect the aggregate grant date fair value of stock options granted in 2016 to each director calculated in accordance with FASB ASC Topic 718. See the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission for a discussion of all assumptions made in the calculation of this amount.
(3)	The dollar value in this column for each director represents the sum of all compensation reflected in the previous columns.

The following table provides information concerning outstanding equity awards at December 31, 2016 for our directors:

Outstanding Equity Awards at Fiscal Year End Table

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable) (1)	Option Exercise Price ($)
Harold D. Carter	10,000		2.75
	10,000		4.51
	10,000		4.32
	10,000		4.50
	10,000		2.36
	10,500		4.13
	12,000		2.90
	12,000		2.39
	12,000		5.38
	25,000		3.66
	25,000		1.34
Ralph F. Cox	10,000		2.75
	10,000		4.51
	10,000		4.32
	10,000		4.50
	50,000		0.99
	10,000		1.06
	10,000		2.36
	10,500		4.13
	12,000		2.90
	12,000		2.39
	12,000		5.38
	25,000		3.66
	25,000		1.34
W. Dean Karrash	12,000		2.90
	12,000		2.39
	12,000		5.38
	25,000		3.66
	25,000		1.34
Jerry J. Langdon	12,000		2.39
	12,000		5.38
	25,000		3.66
	25,000		1.34
Dennis E. Logue	10,000		2.75
	10,000		4.51
	10,000		4.32
	10,000		4.50
	50,000		0.99
	10,000		1.06
	10,000		2.36
	10,500		4.13
	12,000		2.90
	12,000		2.39
	12,000		5.38
	25,000		3.66
	25,000		1.34

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable) (1)	Option Exercise Price ($)
Brian L. Melton	75,000		1.64
	10,000		2.36
	10,500		4.13
	12,000		2.90
	12,000		2.39
	12,000		5.38
	25,000		3.66
	25,000		1.34
Paul A. Powell, Jr.	10,000		2.75
	10,000		4.51
	10,000		4.32
	10,000		4.50
	10,000		1.06
	10,000		2.36
	10,500		4.13
	12,000		2.90
	12,000		2.39
	12,000		5.38
	25,000		3.66
	25,000		1.34
Edward P. Russell	75,000		1.64
	10,000		2.36
	10,500		4.13
	12,000		2.90
	12,000		2.39
	12,000		5.38
	25,000		3.66
	25,000		1.34

(1)	The options awarded to each non-employee director at the first regular board meeting following the annual meeting vest immediately. Other option awards vest in twenty-five percent (25%) increments each year for four (4) years on the anniversary of the grant date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

General

On February 21, 2007, the Board of Directors adopted a formal written related person transaction approval policy, which sets out Abraxas’ policies and procedures for the review, approval, or ratification of “related person transactions.” For these purposes, a “related person” is a director, nominee for director, executive officer, or holder of more than 5% of our common stock, or any immediate family member of any of the foregoing. This policy applies to any financial transaction, arrangement or relationship or any series of similar financial transactions, arrangements or relationships in which Abraxas is a participant and in which a related person has a direct or indirect interest, other than the following:

•	payment of compensation by Abraxas to a related person for the related person’s service in the capacity or capacities that give rise to the person’s status as a “related person;”

•	transactions available to all employees or all stockholders on the same terms;

•	purchases of supplies from Abraxas in the ordinary course of business at the same price and on the same terms as offered to any other purchasers, regardless of whether the transactions are required to be reported in Abraxas’ filings with the SEC; and

•	transactions which when aggregated with the amount of all other transactions between the related person and Abraxas involve less than $10,000 in a fiscal year.

Our Audit Committee is required to approve any related person transaction subject to this policy before commencement of the related person transaction, provided that if the related person transaction is identified after it commences, it shall be brought to the Audit Committee for ratification, amendment or rescission. The chairman of our Audit Committee has the authority to approve or take other actions in respect of any related person transaction that arises, or first becomes known, between meetings of the Audit Committee, provided that any action by the chairman must be reported to our Audit Committee at its next regularly scheduled meeting.

Our Audit Committee will analyze the following factors, in addition to any other factors the members of the Audit Committee deem appropriate, in determining whether to approve a related person transaction:

•	whether the terms are fair to Abraxas;

•	whether the transaction is material to Abraxas;

•	the role the related person has played in arranging the related person transaction;

•	the structure of the related person transaction; and

•	the interest of all related persons in the related person transaction.

Related Party Transactions in 2016

There were no related party transactions during 2016.

Our Audit Committee may, in its sole discretion, approve or deny any related person transaction. Approval of a related person transaction may be conditioned upon Abraxas and the related person following certain procedures designated by the Audit Committee.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Abraxas Board of Directors has selected BDO USA, LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2017. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of Abraxas for ratification at the Annual Meeting. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of our company and its stockholders. If our stockholders do not ratify the selection of BDO USA, LLP, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.

BDO USA, LLP provided audit services to Abraxas for the year ended December 31, 2016. A representative of BDO USA, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is necessary to ratify the appointment of Abraxas’ independent registered public accounting firm. The enclosed proxy card provides a means for stockholders to vote for the ratification of the selection of Abraxas’ independent registered public accounting firm, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the ratification of selection of Abraxas’ independent registered public accounting firm. Abstentions will have the same legal effect as a vote against the proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

The Board of Directors recommends a vote “FOR” the ratification of the selection of BDO USA, LLP, as Abraxas’ independent registered public accounting firm for the fiscal year ending December 31, 2017.

AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of Abraxas’ financial statements, Abraxas’ compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of Abraxas’ internal audit function, and risk assessment and risk management. The Audit Committee manages Abraxas’ relationship with its independent registered public accounting firm (which report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from Abraxas for such advice and assistance.

Abraxas’ management is primarily responsible for Abraxas’ internal control and financial reporting process. Abraxas’ independent registered public accounting firm, BDO USA, LLP, is responsible for performing an independent audit of Abraxas’ consolidated financial statements and internal control over financial reporting, and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles. The Audit Committee monitors Abraxas’ financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

1.    The Audit Committee has reviewed and discussed the audited financial statements with Abraxas’ management.

2.    The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards 1301, Communications with Audit Committees.

3.    The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firms’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence.

4.    Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Abraxas’ Annual Report on Form 10-K for the year ended December 31, 2016, and for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Audit Committee.

Brian L. Melton, Chairman
W. Dean Karrash
Jerry J. Langdon
Paul A. Powell, Jr.

PRINCIPAL AUDITOR FEES AND SERVICES

Audit Fees. The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of Abraxas’ annual financial statements for the years ended December 31, 2016 and December 31, 2015, the reviews of the condensed consolidated financial statements included in Abraxas’ quarterly reports on Form 10-Q for the years ended December 31, 2016 and December 31, 2015 and the preparation and delivery of consents, comfort letters and other similar documents, were $480,000 and $448,000, respectively.

Audit-Related Fees. The aggregate fees billed by BDO USA, LLP for assurance and related services that were reasonably related to the performance of the audit or review of Abraxas’ financial statements which are not reported in “audit fees” above, for the years ended December 31, 2016 and December 31, 2015, were $0 and $0, respectively.

Tax Fees. The aggregate fees billed by BDO USA, LLP for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2016 and December 31, 2015, were $125,000 and $179,229, respectively.

All Other Fees. The aggregate fees billed by BDO USA, LLP for other services, exclusive of the fees disclosed above relating to financial statement audit and audit-related services and tax compliance, advice or planning, for the years ended December 31, 2016 and December 31, 2015, were $0 and $0, respectively.

Consideration of Non-audit Services Provided by the Independent Registered Public Accounting Firm. The Audit Committee has considered whether the services provided for non-audit services are compatible with maintaining BDO USA, LLP’s independence, and has concluded that the independence of such firm has been maintained.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee’s policy is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee approved all of the fees described above. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with such pre-approval. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

PROPOSAL THREE

APPROVAL OF AMENDMENTS TO LTIP

General

On September 13, 2005, subject to stockholder approval, the Board adopted the Abraxas Petroleum Corporation 2005 Employee Long-Term Equity Incentive Plan, or LTIP, which was approved by our stockholders at the 2006 annual meeting and amended by our stockholders at the 2008 annual meeting.

On June 29, 2009, the Board amended the LTIP, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the LTIP to 5,200,000 shares, which was approved on October 5, 2009 by our stockholders.

On March 9, 2012, the Board amended the LTIP, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the LTIP to 9,200,000 shares, which was approved on May 4, 2012 by our stockholders.

On March 3, 2015, the Board amended and restated the LTIP, subject to stockholder approval, to increase the number of shares of common stock reserved for issuance under the LTIP by 1,400,000 shares, which was approved on May 5, 2015. Due to a clerical mistake in the proxy statement for our annual meeting in 2015, the number of shares reserved for issuance under the LTIP was incorrectly stated as 6,600,000 shares, which was less than the 9,200,000 shares previously approved for issuance by the stockholders in 2012. The Board had intended that a total of 10,600,000 shares be reserved for issuance under the LTIP when it approved the increase in 2015. Upon discovering this mistake, it was determined that we should seek the affirmative vote of the stockholders to ratify that a total of 10,600,000 shares are reserved for issuance under the LTIP and to correct the LTIP as it appeared in our proxy statement for the 2015 annual meeting to reflect that a total of 10,600,000 shares are reserved for issuance under the LTIP, which was approved on May 10, 2016 by our stockholders.

On March 14, 2017, the Board of Directors approved, subject to stockholder approval, an amendment to the LTIP to increase the number of shares of common stock reserved for issuance under the LTIP to 12,600,000 shares and an amendment to change the vesting of awards in the event of a Change of Control (as defined in the LTIP). In order to effectuate the increase in the number of authorized shares, Section 4(a) of the LTIP would be amended to read, in its entirety, as follows:

(a) Reservation of Shares. The shares of Common Stock reserved under this Plan shall be 12,600,000 shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan has been terminated, become available for future Awards under this Plan. The Shares may be authorized but unissued or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

Under the terms of the proposed amendment relating to vesting of Awards upon a change of control, Section 7(a) of the LTIP would be amended to read, in its entirety, as follows:

(a)    Change of Control. In the event that (i) a Participant’s employment is terminated by the Company (or a Subsidiary which is his or her employer) for reasons other than Misconduct or if a Participant voluntarily terminates his or her employment for Good Reason within 24 months following a Change of Control, or (ii) the Plan is terminated by the Company following a Change of Control without provision for the continuation of outstanding Awards hereunder, all Awards which have not otherwise expired shall be Accelerated (as defined in Section 7(b)). If, upon a Change of Control, awards in other shares or securities are substituted for outstanding Awards pursuant to Section 5(a), and immediately following the Change of Control the Participant becomes employed (if the Participant was an employee immediately prior to the Change of Control) by the entity into which the Company merged, or the purchaser of all or substantially all of the assets of the Company, or a successor to such entity or purchaser, the Participant shall not be treated as having terminated employment or service for purposes of this Section 7 until such time as the Participant’s employment or service with the merged entity or purchaser (or successor), as applicable, is terminated. The terms of this Section 7 shall apply to all Awards except to the extent that an Award Agreement provides for different treatment (in which case the terms of the Award Agreement shall govern and this Section 7 shall not be applicable).

As part of the proposed amendments, a definition of “Good Reason” will be added to Section 7(a) of the LTIP and a provision stating that options granted under the LTIP will expire 12 months after the termination of employment if the Participant terminates his or her employment for Good Reason will also be added.

Reasons for the Amendments to the LTIP

The Board believes that the purpose of the LTIP is to employ and retain qualified and competent personnel and promote the growth and success of Abraxas by aligning the long-term interests of Abraxas’ key employees with those of Abraxas’ stockholders by providing an opportunity to acquire an interest in Abraxas and by providing both rewards for exceptional performance and long-term incentives for future contributions to the success of Abraxas. Abraxas believes that this purpose will be furthered through the granting of awards, as authorized under the LTIP, so that such key employees will be encouraged and enabled to acquire a substantial personal interest in the continued success of Abraxas. Abraxas believes the additional shares to be reserved pursuant to the amendment to the LTIP are necessary for Abraxas to continue its policy of emphasizing equity compensation and to remain competitive with industry equity grant practices.

If the new shares are not approved for issuance under the LTIP, Abraxas may be required to curtail use of long-term incentives and the Board may consider other alternatives to compensate employees.

The proposed amendment relating to the number of shares of Common Stock reserved for issuance under the LTIP increases the number of shares of common stock available for issuance under the LTIP to 12,600,000 from 10,600,000 shares, which together with Proposal Four, will contribute to a potential dilution of approximately 7.3%. This potential dilution was calculated by adding (i) the total number of shares available for issuance under the LTIP, (ii) the total number of shares available for issuance under the Directors Plan (including the additional shares requested in Proposal Four), and (iii) all unvested shares and unexercised stock options previously awarded and outstanding under the Company’s prior equity incentive plans; divided by the total number of shares of outstanding common stock of the Company. In considering this proposal, stockholders should also be aware that the average number of shares granted per year under all long-term incentive plans over the last three fiscal years, divided by the number of shares outstanding, is approximately 1.9%, a percentage we believe is in line with the average of our peer group. The Company anticipates that the requested number of shares for the LTIP will be sufficient to meet the needs of our long-term incentive program for at least two years.

The Board also approved, subject to stockholder approval, an amendment to the LTIP which changes the vesting of awards after a Change of Control. Currently, all Awards vest automatically upon a Change of Control. Under the proposed amendment, Awards will vest after a Change of Control if the Participant’s employment is terminated by the Company other than for Cause or if the Participant terminates his or her employment for Good Reason within 24 months following the Change of Control. The Board believes that full acceleration of Awards without an accompanying termination of employment could result in a windfall to a Participant as the Participant would automatically receive the full economic value of awards that were otherwise intended to be earned over a multi-year period.

Summary of the LTIP

The following is a summary of certain terms of the LTIP as proposed to be amended. The summary is qualified in its entirety by reference to the full text of the LTIP attached as Annex A to this proxy statement. A stockholder may also request a copy of the LTIP from the Company.

Administration and Eligibility. The LTIP is administered by the Compensation Committee of the Board and authorizes the Board to grant non-qualified stock options, incentive stock options or issue shares of restricted stock to those persons who are employees of Abraxas. As of March 15, 2017, Abraxas had 109 full-time employees, all of whom are eligible to participate in the LTIP.

Shares Reserved and Awards. If this proposal is approved, the LTIP will reserve 12,600,000 shares of Common Stock, subject to adjustment following certain events, as discussed below. The maximum annual award for any one employee is 500,000 shares of Common Stock. If options, as opposed to restricted stock, are awarded, the exercise share price shall be no less than 100% of the fair market value on the date of the award, unless the employee is awarded incentive stock options and at the time of the award, owns more than 10% of the voting power of all classes of stock of Abraxas. Under this circumstance, the exercise share price shall be no less than 110% of the fair market value on the date of the award. Option terms and vesting schedules are at the discretion of the Compensation Committee.

Option Exercise. An option is exercised when proper notice of exercise has been given to Abraxas, or the brokerage firm or firms approved by Abraxas, if any, to facilitate exercises and sales under the LTIP and full cash payment for the shares with respect to which the option is exercised has been received by Abraxas or the brokerage firm or firms, as applicable.

Stockholder Rights. Except as otherwise provided in the LTIP, until the issuance of the share certificates evidencing the award shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the award shares.

Transferability of Awards. An award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the employee, only by the employee, unless the Compensation Committee permits further transferability, on a general or specific basis, in which case the Compensation Committee may impose conditions and limitations on any permitted transferability.

Termination of Awards. Unless otherwise provided in the applicable award agreement, vested options granted under the LTIP will expire and cease to be exercisable as follows:

•	three (3) months after the date of the termination of the employee, other than in circumstances covered by the following four bullet points;

•	immediately upon termination of the employee for misconduct;

•	twelve (12) months after the date of the termination of the employee if such termination was by reason of disability;

•	twelve (12) months after the date of the death of the employee; and

•	twelve (12) months after an employee terminates his or her employment for good reason.

Amendments. The Board or the Compensation Committee may amend or terminate the LTIP from time to time in such respects as the Board may deem advisable (including, but not limited to, amendments which the Board deems appropriate to enhance Abraxas’ ability to claim deductions related to stock option exercises); provided, that to the extent an amendment to the LTIP increases the maximum number of shares available under the plan, changes the class of individuals eligible to receive awards under the plan, or requires stockholder approval under the rules of the NASDAQ, such other exchange upon which Common Stock is either quoted or traded, or the SEC, stockholder approval shall be required for any such amendment of the LTIP. Subject to the foregoing, it is specifically intended that the Board or Compensation Committee may amend the LTIP without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of the LTIP or any award agreement.

Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of Abraxas or of another corporation, or if the number of such shares of common stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of common stock reserved for the purposes of the LTIP, whether or not such shares are at the time subject to outstanding awards, the number and kind of shares of stock or other securities or property into which each outstanding share of common stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Abraxas’ Common Stock, or of any stock or other securities or property into which such common stock shall have been changed, or for which it has been exchanged, and if the Compensation Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of the LTIP, or in any award previously granted or which may be granted under the LTIP, then such adjustment shall be made by the Compensation Committee and shall be effective and binding for all purposes of the LTIP.

In addition, the Compensation Committee shall have the power, in the event of any merger or consolidation involving Abraxas to amend all outstanding awards to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such merger or consolidation and to terminate each such award as of such effective date.

U.S. Federal Tax Consequences

The following discussion summarizes the material federal income tax consequences of participation in the LTIP. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local and foreign tax consequences.

Stock Options. In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to Abraxas. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of common stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an incentive stock option.

Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of common stock received upon exercise over the exercise price. Abraxas will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of common stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock.

Generally, a participant will not recognize ordinary taxable income at the time of exercise of an incentive stock option and no deduction will be available to Abraxas, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an incentive stock option granted under the LTIP is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an incentive stock option granted under the LTIP will be treated as a nonqualified stock option to the extent it (together with other incentive stock options granted to the participant by Abraxas) first becomes exercisable in any calendar year for shares of common stock having a fair market value, determined as of the date of grant, in excess of $100,000.

If shares of common stock acquired upon exercise of an incentive stock option are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, the participant will not recognize ordinary income in connection with such sale or exchange, and any gain or loss will be long-term capital gain or loss. If shares of common stock acquired upon exercise of an incentive stock option are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and Abraxas will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the exercise price. Any additional gain following the date of exercise will be treated as capital gain, long-term or short-term, depending on how long the shares of common stock have been held. Where shares of common stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of common stock have been held.

If an option is exercised through the use of shares of common stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

Although the exercise of an incentive stock option as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant’s alternative minimum taxable income and may result in an alternative minimum tax liability.

Restricted Shares. A participant who receives restricted shares will generally recognize ordinary income at the time that they “vest”, i.e., when they are not subject to a substantial risk of forfeiture. The amount of ordinary income so recognized will generally be the fair market value of the common stock at the time the shares vest, less the amount, if any, paid for the shares. This amount is generally deductible for federal income tax purposes by Abraxas. Dividends paid with respect to common stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by Abraxas). Any gain or loss upon a subsequent sale or exchange of the shares of common stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock. The holding period for this purpose will begin on the date following the date the shares vest.

In lieu of the treatment described above, a participant may elect to recognize income under Section 83(b) of the Internal Revenue Code in the year of grant of such restricted shares. In such event, the participant will recognize income in the amount of the fair market value of the restricted shares at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), less the amount, if any, paid for the shares and Abraxas will generally be entitled to a corresponding deduction. Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to Abraxas. If a Section 83(b) election is made and the restricted shares are subsequently forfeited, the participant will not be entitled to any offsetting tax deduction, and will recognize a loss equal to the excess (if any) of the amount paid for such shares (if any) and the amount realized upon such forfeiture (if any).

New Plan Benefits

The benefits that will be awarded or paid under the LTIP are not currently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. Information about awards granted in 2016 to our NEOs can be found in the table under the heading “Grants of Plan-Based Awards” on page 25 of this Proxy Statement.

Term and Amendment

The LTIP will terminate on May 5, 2025 unless terminated earlier by the Board of Directors. The Board may amend the LTIP from time to time but no amendments will be effective without stockholder approval if such approval is required under applicable law or the rules of the NASDAQ Stock Market.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast, in person or by proxy, is necessary to approve the amendment to the LTIP. The enclosed form of proxy provides a means for stockholders to vote for the approval of the amendment to the LTIP, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the amendment to the LTIP. Under applicable Nevada law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have no effect.

The Board recommends that you vote “FOR” the amendment to the LTIP.

PROPOSAL FOUR

APPROVAL OF AMENDMENT TO THE DIRECTORS PLAN

General

The Directors Plan was adopted and approved by our stockholders in 2005. On March 3, 2015, subject to stockholder approval, the Abraxas Board of Directors approved an amendment and restatement of the Directors Plan which was approved by the stockholders on May 5, 2015.

On March 14, 2017, the Board of Directors approved, subject to stockholder approval, an amendment to the Directors Plan to increase the number of shares of common stock reserved for issuance under the Directors Plan to 2,900,000 shares. In order to effectuate the amendment, Section 4(a) of the Directors Plan would be amended to read, in its entirety, as follows:

(a) Reservation of Shares. The shares of Common Stock reserved under this Plan shall be 2,900,000 shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for future Awards under this Plan. The Shares may be authorized but unissued, or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

Reasons for the Amendment of the Directors Plan

The Board believes that the purpose of the Directors Plan is to attract and retain members of the Board of Directors, and to promote the growth and success of the Company’s business, by aligning the long-term interests of the Company’s Directors with those of the Company’s stockholders by providing an opportunity to acquire an interest in the Company and by providing both rewards for exceptional performance and long term incentives for future contributions to the success of the Company and its Subsidiaries.

Abraxas believes the additional shares to be reserved pursuant to the amendment and restatement of the Directors Plan are necessary for Abraxas to continue its policy of emphasizing equity compensation and to attract and retain qualified directors.

If the new shares are not approved for issuance under the Directors Plan, Abraxas may be required to curtail use of long-term incentives and the Board may consider other alternatives to compensate its directors.

The proposed amendment to the Directors Plan increases the number of shares of common stock available for issuance under the Directors Plan from 1,900,000 to 2,900,000 shares, which together with Proposal Three, will contribute to a potential dilution of approximately 7.3%. This potential dilution was calculated by adding (i) the total number of shares available for issuance under the LTIP (including the additional shares requested in Proposal Three) , (ii) the total number of shares available for issuance under the Directors Plan (including the additional shares requested in this Proposal), and (iii) all unvested shares and unexercised stock options previously awarded and outstanding under the Company’s prior equity incentive plans; divided by the total number of shares of outstanding common stock of the Company. In considering this proposal, stockholders should also be aware that the average number of shares granted per year under all long-term incentive plans over the last three fiscal years ending December 31, 2016, divided by the number of shares outstanding, is approximately 1.9%, a percentage we believe is in line with the average of our peer group. The Company anticipates that the requested number of shares for the Directors Plan, together with the 51,547 shares remaining, will be sufficient to meet the needs of our long-term incentive program for at least two years.

Summary of the Directors Plan

The following is a summary of certain terms of the Directors Plan. The summary is qualified in its entirety by reference to the full text of the Directors Plan attached as Annex B to this proxy statement. A stockholder may also request a copy of the Directors Plan from the Company.

Administration and Eligibility. The Directors Plan will be administered by the Compensation Committee and authorizes the Board to grant non-qualified stock options or issue restricted stock to those persons who are non-employee directors of Abraxas, including advisory directors of Abraxas, which currently amounts to a total of nine people.

Shares Reserved and Awards. The Directors Plan reserves 1,900,000 shares of Abraxas common stock, subject to adjustment following certain events, as discussed below. The Directors Plan provides that each year, at the first regular meeting of the Board of Directors immediately following Abraxas’ annual stockholder’s meeting, each non-employee director shall be granted or issued awards of 25,000 shares of Abraxas common stock, for participation in Board and Compensation Committee meetings during the previous calendar year. The maximum annual award for any one person is 25,000 shares of Abraxas common stock. If options, as opposed to shares, are awarded, the exercise share price shall be no less than 100% of the fair market value on the date of the award while the option terms and vesting schedules are at the discretion of the Compensation Committee.

Option Exercise. An option is exercised when proper notice of exercise has been given to Abraxas, or the brokerage firm or firms approved by Abraxas, if any, to facilitate exercises and sales under the Directors Plan and full payment for the shares with respect to which the option is exercised has been received by Abraxas or the brokerage firm or firms, as applicable. The consideration to be paid and the method of payment, shall be determined by the Compensation Committee and may include: (i) a cashless exercise, whereby the exercise price is paid to Abraxas from the proceeds of a same-day sale of a portion of the stock underlying the option; (ii) cash; and (iii) tender of shares of common stock owned by the participant. Option shares used to pay the exercise price shall be valued at their fair market value on the exercise date. Payment of the aggregate exercise price by means of tendering previously-owned shares of common stock shall not be permitted when the same may, in the reasonable opinion of Abraxas, cause Abraxas to record a loss or expense as a result thereof.

Stockholder Rights. Except as otherwise provided in the Directors Plan, until the issuance of the share certificates evidencing the award shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the award shares.

Transferability of Awards. An award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant, unless the Compensation Committee permits further transferability, on a general or specific basis, in which case the Compensation Committee may impose conditions and limitations on any permitted transferability.

Termination of Awards. Unless otherwise provided in the applicable award agreement or any severance agreement, vested awards granted under the Directors Plan shall expire, terminate, or otherwise be forfeited as follows:

•	three (3) months after the date the Company delivers a notice of termination of a participant’s active status, other than in circumstances covered by the following three bullet points;

•	immediately upon termination of a participant’s active status for misconduct;

•	twelve (12) months after the date of the death of a participant whose active status terminated as a result of his or her death; and

•	thirty-six (36) months after the date on which the participant ceased performing services as a result of retirement.

Amendments. The Board or the Compensation Committee may amend or terminate the Directors Plan from time to time in such respects as the Board may deem advisable (including, but not limited, to amendments which the Board deems appropriate to enhance Abraxas’ ability to claim deductions related to stock option exercises); provided, that to the extent required by the Internal Revenue Code of 1986, as amended, or the rules of the NASDAQ, such other exchange upon which Abraxas common stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of the Directors Plan. Subject to the foregoing, it is specifically intended that the Board or Compensation Committee be able to amend the Directors Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of the Directors Plan or any award agreement.

Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of Abraxas or of another corporation, or if the number of such shares of common stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of common stock reserved for the purposes of the Directors Plan, whether or not such shares are at the time subject to outstanding awards, the number and kind of shares of stock or other securities or property into which each outstanding share of common stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Abraxas’ common stock, or of any stock or other securities or property into which such common stock shall have been changed, or for which it shall have been exchanged, and if the Compensation Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of the Directors Plan, or in any award previously granted or which may be granted under the Directors Plan, then such adjustment shall be made by the Compensation Committee and shall be effective and binding for all purposes of the Directors Plan.

In addition, the Compensation Committee shall have the power, in the event of any merger or consolidation involving Abraxas to amend all outstanding awards to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such merger or consolidation and to terminate each such award as of such effective date.

U.S. Federal Tax Consequences

Options. Participants will not recognize taxable income at the time an option is granted under the Directors Plan unless the option has a readily ascertainable market value at the time of grant. The Board understands that options to be granted under the Directors Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an option. The difference between the fair market value of the shares at the time an option is exercised and the option price generally will be treated as ordinary income to the optionee, in which case Abraxas will be entitled to a deduction equal to the amount of the optionee’s ordinary income.

Restricted Stock. A participant who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon an award of shares of common stock, and Abraxas will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock at the time (less any amount paid by the director for such shares), and Abraxas will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the participant may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, Abraxas will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the participant upon subsequent disposition of the stock will be capital in nature.

New Plan Benefits

Although the benefits and amounts that will be received by the Non-Executive Director Group are not determinable, the benefits and amounts which would have been received by the Non-Executive Director Group for the last completed fiscal year if the Directors Plan had been in effect are provided in the table below:

New Plan Benefits

Name and Position	Dollar Value ($) (1)	Number of Shares
Non-Executive Director Group	$188,112	200,000

(1)	Calculated by multiplying the Number of Shares by the grant date fair value of each option using the Black Scholes method as of May 10, 2016, the date of the first Board of Directors meeting immediately following the 2016 Annual Stockholders Meeting.

Term and Amendment

The Directors Plan will terminate on May 5, 2025 unless earlier terminated by the Board of Directors. The Board may amend the Directors Plan from time to time but no amendment will be effective without stockholder approval if such approval is required under applicable law or the rules of the NASDAQ Stock Market.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast, in person or by proxy, is necessary to approve the amendment to the Directors Plan. The enclosed form of proxy provides a means for stockholders to vote for the approval of the amendment to the Directors Plan, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the amendment to the Directors Plan. Under applicable Nevada law, in determining whether this item has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have no effect.

The Board of Directors recommends a vote “FOR” the approval of the amendment to the Directors Plan.

PROPOSAL FIVE

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

General

On March 14, 2017, the Board of Directors unanimously approved an amendment to subparagraph (a) of Article Fourth of the Articles of Incorporation of Abraxas, which we refer to as the Articles which would increase the number of shares of Common Stock that Abraxas is authorized to issue. The proposed amendment, which we refer to as the Authorized Stock Amendment, would be effectuated by amending subparagraph (a) of Article Fourth to read, in its entirety, as follows:

(a) The total number of shares of all classes of stock which the corporation shall have authority to issue is (i) 400,000,000 shares with par value $.01 per share which are to be of a class designated “Common Stock” and (ii) 1,000,000 shares with par value $.01 per share which are to be of a class designated “Preferred Stock.” The shares of Common Stock shall not be entitled to cumulative voting and shall not have preemptive rights to subscribe for or to purchase any additional shares of the corporation’s capital stock.

The Articles of Incorporation currently authorize the issuance of 200,000,000 shares of Common Stock of which 163,844,017 shares were issued and outstanding and 8,966,402 were reserved for issuance under the LTIP and Directors Plan as of March 15, 2017. The Authorized Stock Amendment would authorize the issuance of 400,000,000 shares of Common Stock.

Reasons For the Authorized Stock Amendment

Our Board believes that an increase in the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000 shares is in the best interests of our stockholders. Increasing the number of authorized shares of Common Stock will enable us to engage in capital raising transactions and other strategic transactions involving the issuance of equity securities. Abraxas may from time to time wish to issue shares of Common Stock to afford the Board greater flexibility in meeting possible future financing requirements, to effect future transactions such as acquisitions, stock splits or stock dividends and to meet other corporate needs as they arise. Although Abraxas has no present plans to issue any additional shares of Common Stock for such purposes, the Board considers it advisable that Abraxas be in a position to issue such additional shares in such circumstances without calling a special meeting of stockholders. The failure to approve the proposed Authorized Stock Amendment may prevent us from executing business activities and initiatives proposed by management and approved by our Board of Directors. If this proposal is approved, prior to any issuance of shares of Common Stock, the Board of Directors will consider factors including, among others, management’s proposed business plan, the then current market price of our Common Stock, the proposed offering price of the shares of Common Stock, the potential dilution to our stockholders, our working capital needs and the terms and availability of alternative sources of financing. Except with respect to outstanding stock options, we have no specific plan, commitment, arrangement, understanding or agreement regarding the issuance of shares of our Common Stock subsequent to the proposed increase and we have not allocated any specific portion of the proposed increase in our authorized shares of Common Stock to any particular purpose.

The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock now authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by Abraxas.

Dilutive and Anti-Takeover Effects of Increase

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of the currently outstanding shares of Common Stock. However, any issuance of additional shares of Common Stock could, depending on the circumstances, affect the existing holders of shares of Common Stock by diluting per share earnings and voting power of the outstanding Common Stock.

Although the Authorized Stock Amendment is not motivated by anti-takeover concerns, and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a Change in Control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover of our company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the company or of any present attempt to acquire a large block of our Common Stock.

Vote Required

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is necessary to approve the Authorized Stock Amendment. The enclosed form of proxy provides a means for stockholders to vote for the approval of the Authorized Stock Amendment, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the Authorized Stock Amendment. Under applicable Nevada law, in determining whether this item has received the requisite number of affirmative votes, abstentions as to this proposal will not be treated as either a vote for or against the proposal. However, because the proposal requires the affirmative vote of the holders of a majority of the outstanding shares, abstentions will have the same effect as a vote against the proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

The Board of Directors recommends a vote “FOR” the approval of the Authorized Stock Amendment.

PROPOSAL SIX

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Abraxas asks that you indicate your support for our executive compensation policies and practices as described in our Compensation Discussion & Analysis, accompanying tables and related narrative contained in this proxy statement beginning on page 17. Your vote is advisory and will not be binding on the Board of Directors; however, the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The Compensation Committee is responsible for executive compensation and works to structure a compensation plan that reflects Abraxas’ underlying compensation philosophy of aligning the interests of our executive officers with those of our stockholders. Key elements of this philosophy are:

•	Establishing compensation plans that deliver base salaries which are competitive with companies in our industry.

•	Rewarding outstanding performance particularly where such performance is reflected by an increase in Abraxas’ Net Asset Value.

•	Providing equity-based incentives to ensure motivation over the long-term to respond to Abraxas’ business challenges and opportunities as owners rather than just as employees.

Based on the above, and pursuant to Section 14A of the Exchange Act, we request that stockholders approve the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis the compensation tables and the related narrative discussion of this proxy statement.

Vote Required

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on this proposal at the annual meeting is necessary to approve this proposal The enclosed form of proxy provides a means for stockholders to vote for the approval of this proposal. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR this proposal. Under applicable Nevada law, in determining whether this item has received the requisite number of affirmative votes, broker non-votes will not be counted and will have no effect. Abstentions are treated as present and entitled to vote and will have the same effect as a vote against this item.

As an advisory vote, this proposal is nonbinding. Although the vote is nonbinding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs. We have held such advisory votes on executive compensation each year since 2011.

The Board of Directors recommends a vote “FOR” the advisory proposal to approve the compensation of our NEOs.

PROPOSAL SEVEN

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES

ON NAMED EXECUTIVE OFFICER COMPENSATION

As described in Proposal Six above, our stockholders are being provided the opportunity to cast an advisory vote on the 2016 compensation of our NEOs (commonly known as a “Say-on-Pay” vote).

Every six years, we are required to conduct a nonbinding stockholder advisory vote on the frequency of future Say-on-Pay votes. At our 2011 Annual Meeting of Stockholders, our stockholders cast the highest number of votes for annual Say-on-Pay votes. In light of this result and other factors considered by our Board, we have since held such Say-on-Pay votes on an annual basis. As six years have passed, this Proposal Seven provides our stockholders with a second opportunity at the Annual Meeting to cast a nonbinding advisory vote on how often we should conduct a Say-on-Pay vote at future annual meetings of stockholders. Under this Proposal Seven, stockholders may vote to have the Say-on-Pay vote every year, every two years or every three years.

The Board believes that continuing to conduct Say-on-Pay votes every year (as opposed to every two years or three years) is appropriate for us, and in the best interests of our stockholders, in order to continue providing stockholders with a frequent opportunity to give immediate and direct feedback on our executive compensation programs.

Vote Required

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of future advisory votes on executive compensation that has been selected by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

As an advisory vote, this proposal is nonbinding. Although the vote is nonbinding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when setting the frequency of future advisory votes on named executive officer compensation.

The Board unanimously recommends that stockholders select “ONE YEAR” on the proposal determining the frequency of future advisory votes on NEO compensation.

PROPOSAL EIGHT

ADJOURNMENT OR POSTPONEMENT OF ANNUAL MEETING

If necessary or appropriate in the circumstances at the Annual Meeting, we may ask our stockholders to authorize the named proxies to approve one or more postponements or adjournments of the Annual Meeting if sufficient votes have not yet been cast to approve Proposals Two through Six or for one year for Proposal Seven at the time of the Annual Meeting, in order to enable us to solicit additional proxies. This proposal relates only to a postponement or adjournment of the Annual Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to approve Proposals Two through Six or for one year for Proposal Seven. The Board of Directors retains full authority to postpone or adjourn the Annual Meeting for any other purpose, including the absence of a quorum, or to postpone the Annual Meeting before it is convened, without the consent of the stockholders.

If the Annual Meeting is postponed or adjourned, we would not be required to give notice of the time and place of the adjourned meeting unless the Board of Directors fixed a new record date for the Annual Meeting.

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is necessary to approve the adjournment or postponement of the Annual Meeting. The enclosed proxy card provides a means for stockholders to vote for the adjournment or postponement of the Annual Meeting, to vote against it or to abstain from voting with respect to it. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the adjournment or postponement of the Annual Meeting. Abstentions will have the same legal effect as a vote against the proposal. This proposal is a “routine” matter for which your broker does not need your voting instruction in order to vote your shares.

The Abraxas Petroleum Board recommends that you vote “FOR” Proposal Eight.

STOCKHOLDER PROPOSALS FOR 2018 ABRAXAS ANNUAL MEETING

Abraxas intends to hold its next annual meeting during the second quarter of 2018, according to its normal schedule. In order to be included in the proxy material for the 2018 Annual Meeting, Abraxas must receive eligible proposals from stockholders intended to be presented at the annual meeting on or before December 31, 2017, directed to the Abraxas Secretary at the address indicated on the first page of this proxy statement.

According to our Amended and Restated Bylaws, Abraxas must receive timely written notice of any stockholder nominations and proposals to be properly brought before the 2018 Annual Meeting. To be timely, such notice must be delivered to the Abraxas Secretary at the principal executive offices set forth on the first page of this proxy statement between February 7, 2018 and the close of business on March 9, 2018. The written notice must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on Abraxas’ books, and of such beneficial owner, if any, (ii) (a) the class or series and number of Abraxas shares which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (b) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of Abraxas shares or with a value derived in whole or in part from the value of any class or series of Abraxas shares, whether or not such instrument or right shall be subject to settlement in the underlying class or series of Abraxas capital stock or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of Abraxas shares, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any Abraxas security, (d) any short interest in any Abraxas security (a person shall be deemed to have a short interest in a security if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (e) any rights to dividends on the Abraxas shares owned beneficially by such stockholder that are separated or separable from the underlying Abraxas shares, (f) any proportionate interest in Abraxas shares or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (g) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to, based on any increase or decrease in the value of Abraxas shares or Derivative Instruments, if any, as of the date of such notice including, without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

If the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, the notice must set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business and (ii) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder.

As to each person, if any, whom the stockholder proposes to nominate for election or reelection to the Board of Directors, the notice must set forth (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K (or any successor rule) if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and include a completed, dated and signed questionnaire, representation and agreement.

To be eligible to be a nominee for election or reelection as a director of Abraxas, a person must deliver (in accordance with the time periods prescribed above for delivery of notice) to the Secretary at the principal executive offices of Abraxas a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of Abraxas, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to Abraxas or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of Abraxas, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than Abraxas with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of Abraxas, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of Abraxas. Abraxas may also require any proposed nominee to furnish such other information as may reasonably be required by Abraxas to determine the eligibility of such proposed nominee to serve as an independent director of Abraxas or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

In the event that the 2018 Annual Meeting is more than 30 days from May ●, 2018 (the anniversary of the 2017 Annual Meeting), the dates for submission of proposals to be included in the proxy materials and for business to be properly brought before the 2018 Annual Meeting will change according to Abraxas’ Amended and Restated Bylaws and Regulation 14A under the Exchange Act. A copy of Abraxas’ Amended and Restated Bylaws setting forth the advance notice provisions and requirements for submission of stockholder nominations and proposals may be obtained from the Abraxas Secretary at the address indicated on the first page of this proxy statement.

OTHER MATTERS

No business other than the matters set forth in this proxy statement is expected to come before the meeting, but should any other matters requiring a stockholder’s vote arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of Abraxas. If a nominee for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of Abraxas.

Upon the written request of any person whose proxy is solicited hereunder, Abraxas will furnish without charge to such person a copy of its annual report filed with the Securities and Exchange Commission on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended December 31, 2016. Such written request is to be directed to Investor Relations, 18803 Meisner Drive, San Antonio, Texas 78258.

By Order of the Board of Directors

Stephen T. Wendel
SECRETARY

San Antonio, Texas

April ●, 2017

ANNEX A

ABRAXAS PETROLEUM CORPORATION

AMENDED AND RESTATED

2005 EMPLOYEE LONG-TERM EQUITY INCENTIVE PLAN

(As Amended March 11, 2008, June 29, 2009, March 9, 2012, March 3, 2015 and March 14, 2017)

ABRAXAS PETROLEUM CORPORATION

Amended and Restated

2005 Employee Long-Term Equity Incentive Plan

PART I

PURPOSE, ADMINISTRATION AND RESERVATION OF SHARES

SECTION 1.    Purpose of this Plan. The purposes of this Plan are to (a) employ and retain qualified and competent personnel and (b) promote the growth and success of the Company’s and its Subsidiaries’ business by (i) aligning the long-term interests of the Company’s key employees with those of the Company’s stockholders by providing an opportunity to acquire an interest in the Company and (ii) providing rewards for exceptional performance and long-term incentives for future contributions to the success of the Company and its Subsidiaries.

This Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options or Restricted Stock, at the discretion of the Committee and as reflected in the terms of the Award Agreement. Each Award will be subject to conditions specified in this Plan.

SECTION 2.    Definitions. As used herein, the following definitions shall apply:

(a)    “Award” means any award or benefit granted under this Plan, including Options and Restricted Stock.

(b)    “Award Agreement” means a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

(c)    “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(d)    “Board” means the Company’s Board of Directors.

(e)    “Change of Control” means the first day that any one or more of the following conditions has been satisfied:

(i)    the sale, transfer, or assignment to, or other acquisition by any other entity or entities (other than a Subsidiary), of all or substantially all of the Company’s assets and business in one or a series of related transactions;

(ii)    a third person, including a “group” as determined in accordance with Section 13(d) or 14(d) of the Exchange Act, obtains the Beneficial Ownership of Common Stock having thirty percent (30%) or more of the then total number of votes that may be cast for the election of members of the Board; or

(iii)    during any 12-consecutive month period, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided, however, that except as set forth in this Section 2(e)(iii), an individual who becomes a member of the Board subsequent to the beginning of the 12-month period, shall be deemed to have satisfied such 12-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of, or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this Section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director; or

(iv)    a merger, consolidation, reorganization or other business combination (a “Transaction”), as a result of which the stockholders of the Company immediately prior to such Transaction own directly or indirectly immediately following such Transaction less than 50% of the combined voting power of the outstanding voting securities of the entity resulting from such Transaction.

(f)    “Change in Control Value” has the meaning set forth in Section 5(b).

(g)    “Code” means the Internal Revenue Code of 1986, as amended.

(h)    “Committee” means the Compensation Committee appointed by the Board, which shall be comprised of two or more outside Directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code, and applicable interpretive authority under the Code, and within the meaning of “Non-Employee Director” under SEC Rule 16b-3 promulgated under the Exchange Act and who meet any other qualifications required by the applicable stock exchange on which the Common Stock is traded).

(i)    “Common Stock” means the common stock of the Company, par value $.01 per share.

(j)    “Company” means Abraxas Petroleum Corporation, a Nevada corporation and any successor thereto.

(k)    “Director” means a member of the Board.

(l)    “Effective Date” means the date on which the Company’s stockholders have approved this Plan in accordance with applicable NASDAQ rules, or the rules of such other exchange upon which the Company’s Common Stock is then either quoted or traded.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Fair Market Value” means the closing price per share of the Common Stock on the NASDAQ as to the date specified (or the previous trading day if the date specified is a day on which no trading occurred), or if the NASDAQ shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system upon which the Company elects to list or quote its shares of Common Stock.

(o)    “Good Reason” means:

(i)    a reduction in Participant’s annual base salary as in effect immediately prior to the Change of Control or as the same may be increased from time to time;

(ii)    a change in the principal place of Participant’s employment, as in effect at the time of a Change of Control, to a location more than fifty (50) miles from such principal place of employment, excluding required travel on the Company’s business; or

(iii)    the failure by the Company or any successor, without Participant’s consent, to pay to Participant any portion of Participant’s current compensation, or to pay to Participant any portion of any deferred compensation, within ten (10) days of the date any such compensation payment is due.

(p)    “Incentive Stock Option” means any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(q)    “Incumbent Director” has the meaning set forth in Section 2(e)(iii).

(r)    “Misconduct” means the termination of employment for “cause” as defined in Participant’s employment agreement or in the absence of such an agreement or such a definition, “Misconduct” will mean a determination by the Committee that Participant (i) has engaged in personal dishonesty, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty involving personal profit, (ii) is unable to satisfactorily perform or has failed to satisfactorily perform Participant’s duties and responsibilities for the Company or any affiliate, (iii) has been convicted of, or plead nolo contendere to, any felony or a crime involving moral turpitude, (iv) has engaged in negligence or willful misconduct in the performance of his duties including, but not limited to, willfully refusing without proper legal reason to perform Participant’s duties and responsibilities, (v) has materially breached any corporate policy or code of conduct established by the Company or any affiliate as such policies or codes may be adopted from time to time, (vi) has violated the terms of any confidentiality, nondisclosure, intellectual property, nonsolicitation, noncompetition, proprietary information and inventions, or any other agreement between Participant and the Company related to Participant’s employment, or (vii) has engaged in conduct that is likely to have a deleterious effect on the Company or any affiliate or their legitimate business interests including, but not limited to, their goodwill and public image.

(s)    “NASDAQ” shall mean the NASDAQ Stock Market.

(t)    “Non-Qualified Stock Option” means an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

(u)    “Option” means a Non-Qualified Stock Option or an Incentive Stock Option granted pursuant to Section 8 of this Plan.

(v)    “Optionee” means a Participant who has been granted an Option.

(w)    “Participant” means any employee of the Company or any of its Subsidiaries that has been granted an Award.

(x)    “Plan” means this Abraxas Petroleum Corporation 2005 Amended and Restated Employee Long-Term Equity Incentive Plan, including any amendments thereto.

(y)    “Reprice” or “Repricing” shall mean the adjustment or amendment of the exercise price of Options previously awarded whether through amendment, cancellation, replacement of grants or any other means.

(z)    “Restricted Stock” means a grant of Shares pursuant to Section 9 of this Plan.

(aa)    “SEC” means the Securities and Exchange Commission.

(bb)    “Share” means one share of Common Stock, as adjusted in accordance with Section 5 of this Plan.

(cc)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company’s ownership of voting securities, by contract or otherwise.

(dd)    “Transaction” has the meaning set forth in Section 2(e)(iv).

SECTION 3.    Administration of this Plan.

(a)    Authority. This Plan shall be administered by the Committee. The Committee has full and exclusive power to administer this Plan on behalf of the Board, subject to such terms and conditions as the Committee may prescribe. Notwithstanding anything herein to the contrary, the Committee’s power to administer this Plan, and actions the Committee takes under this Plan, shall be limited by the provisions set forth in the Committee’s charter, as such charter may be amended from time to time, and the further limitation that certain actions may be subject to review and approval by the full Board and/or stockholders.

(b)    Powers of the Committee. Subject to the other provisions of this Plan, the Committee has the authority, in its discretion:

(i)    to determine the Participants to whom Awards, if any, will be granted hereunder;

(ii)    to grant Awards to Participants and to determine the terms and conditions of such Awards, including the determination of the Fair Market Value of the Shares in accordance with Section 2(n), the number of Shares to be represented by each Award and the vesting schedule, the exercise price, the timing of such Awards, and to modify or amend each Award, with the consent of the Participant when required;

(iii)    to construe and interpret this Plan and the Awards granted hereunder;

(iv)    to prescribe, amend, and rescind rules and regulations relating to this Plan, including the forms of Award Agreements, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that this Plan or any Award Agreement complies with applicable law, rules, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purposes of this Plan or any Award Agreement;

(v)    subject to compliance with Section 409A of the Code, to accelerate or defer (with the consent of the Participant) the exercise or vested date of any Award;

(vi)    to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee; and

(vii)    to make all other determinations deemed necessary or advisable for the administration of this Plan;

provided, that, no consent of a Participant is necessary under clauses (i) or (v) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee, confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 5.

(c)    Effect of Committee’s Decision. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants, the Company (including its Subsidiaries), any stockholder and all other persons.

(d)    Delegation. To the extent permitted by the Committee’s charter, as such charter may be amended from time to time, the Committee may delegate its authority and duties under this Plan to one or more persons other than its members to carry out its policies and directives, including the authority to grant Awards, subject to the limitations and guidelines set by the Committee, except that (i) the authority to grant or administer Awards with respect to persons who are subject to Section 16 of the Exchange Act, or to persons who are “covered employees” (within the meaning of Treasury Regulation, Section 1.162-27(c)(2)), shall not be delegated by the Committee; and (ii) any such delegation shall satisfy any other applicable requirements of Rule 16b-3 of the Exchange Act, or any successor provision. Any action by any such delegate(s) within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee. Any person to whom such authority is granted shall continue to be eligible to receive Awards under this Plan, provided that such Awards are granted directly by the Committee without delegation.

(e)    Compliance with Section 409A. The parties intend that this Plan and Awards be, at all relevant times, in compliance with (or exempt from) Code Section 409A and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Code Section 409A of and other laws. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. The Company and its affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

SECTION 4.    Shares Subject to this Plan.

(a)    Reservation of Shares. The shares of Common Stock reserved under this Plan shall be 12,600,000 shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan has been terminated, become available for future Awards under this Plan. The Shares may be authorized but unissued or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

(b)    Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

(c)    Securities Law Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either of such Acts, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(d)    Substitutions and Assumptions. The Board or the Committee has the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by and in compliance with Sections 409A and 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 4(a) may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

SECTION 5.    Adjustments to Shares Subject to this Plan.

(a)    Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split up, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of Common Stock theretofore reserved for the purposes of this Plan, whether or not such shares are at the time subject to outstanding Awards, the number and kind of shares of stock or other securities or property into which each outstanding share of Common Stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. No adjustment pursuant to this Section 5 shall be deemed a Repricing of an Option or any other Award. If there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities or property into which such Common Stock has been changed, or for which it has been exchanged, and if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of this Plan, or in any Award theretofore granted or which may be granted under this Plan, then such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment pursuant to this Section 5, fractional shares may be ignored.

(b)    Amendments. The Committee has the power, in the event of any Transaction, to (1) amend all outstanding Options to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such merger or consolidation or (2) to terminate each such Option as of such effective date and pay each holder of such Award an amount of cash per share equal to the excess, if any, of the Change in Control Value (as hereinafter defined) of the shares subject to such Option over the exercise price under such Options for such shares. For purposes of this subsection (b), the “Change in Control Value” shall be the per share price paid to stockholders of the Company in the Transaction, provided that in the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee will determine, in its sole and absolute discretion, the fair cash equivalent portion of the consideration offered that is other than cash.

(c)    No Other Adjustment. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

(d)    Limitations under Code Section 409A. Notwithstanding as otherwise provided in this Section 5, no adjustment or amendment shall be taken under this Section 5 that:

(i)    with respect to any Awards that are not subject to Code Section 409A as of the date of such action, would cause such Award to be subject to the requirements of Code Section 409A without satisfying such requirements; or

(ii)    with respect to Awards subject to Code Section 409A, would constitute (a) a change in the time and form of payment under such Award, unless consented to by the Participant and otherwise satisfies the requirements of Treasury Regulation §1.409A-2(b), (b) an acceleration of payment under the Award in prohibition of Code Section 409A(a)(3) and the regulations thereunder, taking into consideration the exceptions provided under Treasury Regulation §1.409A-3(j)(4) for certain accelerations, or (c) a violation of Code Section 409A not otherwise referenced herein that would trigger adverse tax consequences for the Participant.

PART II

TERMS APPLICABLE TO ALL AWARDS

SECTION 6.    General Eligibility and Annual Maximum Award; Procedure for Exercise of Awards; Rights as a Stockholder.

(a)    General Eligibility. Awards may be granted only to Participants.

(b)    Maximum Annual Participant Award. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company shall not exceed 500,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)).

(c)    Procedure. An Award shall be exercised when written or electronic notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable. The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of and full payment for the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 5 of this Plan.

(d)    Method of Payment. The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award must be paid by cash, check or wire transfer of immediately available funds.

(e)    Stockholder Rights. Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

(f)    Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an Award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

SECTION 7.    Effect of Change of Control. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed agreement between the Participant and the Company, or specifically prohibited under applicable laws, including, without limitation, Section 409A of the Code, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems.

(a)    Change of Control. In the event that (i) a Participant’s employment is terminated by the Company (or a Subsidiary which is his or her employer) for reasons other than Misconduct or if a Participant voluntarily terminates his or her employment for Good Reason within 24 months following a Change of Control, or (ii) the Plan is terminated by the Company following a Change of Control without provision for the continuation of outstanding Awards hereunder, all Awards which have not otherwise expired shall be Accelerated (as defined in Section 7(b)). If, upon a Change of Control, awards in other shares or securities are substituted for outstanding Awards pursuant to Section 5(a), and immediately following the Change of Control the Participant becomes employed (if the Participant was an employee immediately prior to the Change of Control) by the entity into which the Company merged, or the purchaser of all or substantially all of the assets of the Company, or a successor to such entity or purchaser, the Participant shall not be treated as having terminated employment or service for purposes of this Section 7 until such time as the Participant’s employment or service with the merged entity or purchaser (or successor), as applicable, is terminated. The terms of this Section 7 shall apply to all Awards except to the extent that an Award Agreement provides for different treatment (in which case the terms of the Award Agreement shall govern and this Section 7 shall not be applicable).

(b)    Definition. For purposes of this Section 7, Awards of a Participant being “Accelerated” means, with respect to such Participant:

(i)    any and all Options shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term; and

(ii)    any restriction periods and restrictions imposed on Restricted Stock shall lapse.

PART III

SPECIFIC TERMS APPLICABLE TO OPTIONS AND STOCK AWARDS

SECTION 8.    Grant, Terms and Conditions of Options.

(a)    Designation. Each Option shall be designated in an Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. Options shall be taken into account in the order in which they were granted.

(b)    Term of Options. The term of each Option shall be established by the Committee in its sole and absolute discretion at the date of grant. However, the term of each Incentive Stock Option shall be no more than 10 years from the date of grant, and, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns Shares representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Option shall be no more than 5 years from the date of grant.

(c)    Vesting. Options granted pursuant to this Section 8 shall vest pursuant to the periods, terms and conditions determined by the Committee in its sole discretion. The Committee in its sole and absolute discretion may provide that an Option will be vested or exercisable upon (1) the attainment of one or more performance goals or targets established by the Committee; (2) the Optionee’s continued employment as an Employee with the Company for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole and absolute discretion; or (4) a combination of any of the foregoing. Each Option may, in the sole and absolute discretion of the Committee, have different provisions with respect to vesting and/or exercise of the Option. To the extent Options vest and become exercisable in increments, such Options shall cease vesting as of the termination of such Optionee’s employment for any reason other than death, in which case such Options shall immediately vest in full.

(d)    Exercise Prices.

(i)    The per Share exercise price under an Incentive Stock Option shall be: (A) if granted to a Participant who, at the time of the grant of such Incentive Stock Option, owns shares representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair market Value per Share of the Common Stock on the date the Option is granted, or (B) if granted to any other Participant, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share of the Common Stock on the date the Option is granted.

(ii)    The per Share exercise price under a Non-Qualified Stock Option shall be no less than 100% of the Fair Market Value per Share of the Common Stock on the date the Option is granted.

(iii)    In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant without stockholder approval.

(e)    Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, as provided in the applicable Award Agreement, and as are permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share.

(f)    Expiration of Options upon Termination of Employment. Unless otherwise provided in the applicable Award Agreement as determined by the Committee at the time of grant, in the event Optionee’s employment with the Company is terminated, Options granted under this Plan, shall expire and cease to be exercisable as follows:

(i)    three (3) months after the date of the termination of Optionee’s employment, other than in circumstances covered by (ii), (iii), (iv) or (v) below;

(ii)    immediately upon termination of Optionee’s employment for Misconduct;

(iii)    twelve (12) months after the date of the termination of an Optionee’s employment if such termination was by reason of disability (within the meaning of Section 22(e)(3) of the Code);

(iv)    twelve (12) months after the date of the death of a Participant; and

(v)    twelve (12) months after Participant terminates his or her employment with the Company, a Subsidiary, the entity into which the Company merges, the purchaser of all or substantially all of the assets of the Company or a successor to such entity or purchaser for Good Reason.

Notwithstanding the foregoing in this subsection (f), the Committee has the authority to extend the exercise period of any outstanding Option in circumstances in which it deems such action to be appropriate; provided that in no event shall the termination date be extended beyond the earlier to occur of (x) the expiration date set forth in the Award Agreement and (y) the tenth anniversary of the date that the Award was granted. To the extent that the extension of the expiration date results in an Option no longer qualifying as an Incentive Stock Option, such extension shall not be effective unless Optionee approves the extension and waives any and all claims against the Committee and the Company for any losses resulting from the disqualification of the Incentive Stock Option.

SECTION 9.    Grant, Terms and Conditions of Stock Awards.

(a)    Designation. Restricted Stock may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. After the Committee determines that it will offer Restricted Stock, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Committee. The term of each award of Restricted Stock shall be at the discretion of the Committee.

(b)    Vesting. The Committee shall determine the time or times within which an Award of shares of Restricted Stock may be subject to forfeiture, the vesting schedule and the rights to acceleration thereof, and all other terms and conditions of the Award. The Committee may provide that vesting of such Award will occur upon (1) the attainment of one or more performance goals or targets established by the Committee, which are based on (i) percentage increases in net asset value, (ii) earnings before or after interest, taxes, depreciation, and/or amortization, (iii) general administrative expenses, and (iv) finding costs; (2) the Optionee’s continued employment or service with the Company for a specified period of time; (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole and absolute discretion; or (4) a combination of any of the foregoing. Subject to the applicable provisions of the Award Agreement and this Section 9, upon termination of a Participant’s employment for any reason, all Restricted Stock subject to the Award Agreement may vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement. Each Restricted Stock Award may, in the sole and absolute discretion of the Committee, have different forfeiture and vesting provisions.

PART IV

TERM OF PLAN AND STOCKHOLDER APPROVAL

SECTION 10.    Term of Plan. This Plan shall become effective as of the Effective Date and shall continue in effect until the tenth anniversary of the Effective Date or until terminated under Section 11 of this Plan or extended by an amendment approved by the stockholders of the Company pursuant to Section 12.

SECTION 11.    Amendment and Termination of this Plan.

(a)    Amendment and Termination. Subject to compliance with Section 409A of the Code, the Board or the Committee may amend or terminate this Plan from time to time in such respects as the Board may deem advisable (including, but not limited to, amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided, that to the extent an amendment to this Plan (1) increases the maximum number of shares available under the Plan, (2) changes the class of individuals eligible to receive Awards under the Plan, or (3) requires stockholder approval under the rules of the NASDAQ, such other exchange upon which the Company’s Common Stock is either quoted or traded, or the SEC, stockholder approval shall be required for any such amendment of this Plan. Subject to the foregoing, it is specifically intended that the Board or Committee may amend this Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of this Plan or any Award Agreement.

(b)    Effect of Amendment or Termination. Any amendment or termination of this Plan shall not impair the rights of Participants under previously-granted Awards and such Awards shall remain in full force and effect as if this Plan had not been so amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

SECTION 12.    Stockholder Approval. The effectiveness of this Plan is subject to approval by the stockholders of the Company in accordance with applicable NASDAQ rules, or the rules of such other exchange upon which the Company’s Common Stock is either quoted or traded at the time the Plan or any amendment becomes effective.

PART V

MISCELLANEOUS

SECTION 13.    Unfunded Plan. The adoption of this Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust. The benefits provided under this Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither a Participant nor the Participant’s beneficiaries or estate has any interest in any assets of the Company by virtue of this Plan. Nothing in this Section 13 shall be construed to prevent the Company from implementing or setting aside funds in a grantor trust subject to the claims of the Company’s creditors. Legal and equitable title to any funds set aside, other than any grantor trust subject to the claims of the Company’s creditors, shall remain in the Company and any funds so set aside shall remain subject to the general creditors of the Company, present and future. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Award Agreements.

SECTION 14.    Representations and Legends.

(a)    The Committee may require each person purchasing shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the purchaser is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificate for such shares may include any legend which the Committee deems appropriate to reflect a restriction on transfer.

(b)    All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is listed, applicable federal or state securities laws, and any applicable corporate law, and the Committee may cause the legend or legends to be put on any such certificates to make appropriate reference to such restriction.

SECTION 15.    Assignment of Benefits. No Award or other benefits payable under this Plan shall, except as otherwise provided under this Plan or as specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefit shall be void, and any such benefit shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall such benefit be subject to attachment or legal process for or against that person.

SECTION 16.    Governing Laws. This Plan and actions taken in connection herewith shall be governed, construed and enforced in accordance with the laws of the State of Nevada.

SECTION 17.    Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

SECTION 18.    Right of Discharge. Nothing in this Plan or in any Award or Award Agreement shall confer upon any Participant or any other individual the right to continue in the employment or service of the Company or any of its Subsidiaries, or affect any right the Company or any of its Subsidiaries may have to terminate the employment or service of any such Participant or any other individual at any time for any reason.

ANNEX B

ABRAXAS PETROLEUM CORPORATION

AMENDED AND RESTATED

2005 NON-EMPLOYEE DIRECTORS LONG-TERM EQUITY INCENTIVE PLAN

(As Amended March 14, 2017)

ABRAXAS PETROLEUM CORPORATION

Amended and Restated

2005 Non-Employee Directors Long-Term Equity Incentive Plan

PART I

PURPOSE, ADMINISTRATION AND RESERVATION OF SHARES

SECTION 1.    Purpose of this Plan. The purposes of this Plan are (a) to attract and retain members of the Board of Directors, and (b) to promote the growth and success of the Company’s business, (i) by aligning the long-term interests of the Company’s Directors with those of the Company’s stockholders by providing an opportunity to acquire an interest in the Company and (ii) by providing both rewards for exceptional performance and long term incentives for future contributions to the success of the Company and its Subsidiaries.

This Plan permits the grant of Nonqualified Stock Options or Restricted Stock, at the discretion of the Committee and as reflected in the terms of the Award Agreement. Each Award will be subject to conditions specified in this Plan.

SECTION 2.    Definitions. As used herein, the following definitions shall apply:

(a)    “Active Status” shall mean that the Director has not been removed from the Board for cause by the Company’s stockholders as provided in the Company’s Articles of Incorporation, as amended, and Bylaws, as amended.

(b)    “Award” shall mean any award or benefits granted under this Plan, including Options and Restricted Stock.

(c)    “Award Agreement” shall mean a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

(d)    “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(e)    “Board” shall mean the Company’s Board of Directors.

(f)    “Change of Control” shall mean the first day that any one or more of the following conditions shall have been satisfied:

(i)    the sale, transfer, or assignment to, or other acquisition by any other entity or entities (other than a Subsidiary), of all or substantially all of the Company’s assets and business in one or a series of related transactions;

(ii)    a third person, including a “group” as determined in accordance with Section 13(d) or 14(d) of the Exchange Act, obtains the Beneficial Ownership of Common Stock having thirty percent (30%) or more of the then total number of votes that may be cast for the election of members of the Board;

(iii)     during any 12-consecutive month period, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided, however, that except as set forth in this Section 2(f)(iii), an individual who becomes a member of the Board subsequent to the beginning of the 12-month period, shall be deemed to have satisfied such 12-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of, or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this Section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director; or

(iv)    a merger, consolidation, reorganization or other business combination (a “Transaction”), as a result of which the stockholders of the Company immediately prior to such Transaction own directly or indirectly immediately following such Transaction less than 50% of the combined voting power of the outstanding voting securities of the entity resulting from such Transaction.

(g)    “Change in Control Value” has the meaning set forth in Section 5(b).

(h)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i)    “Committee” shall mean the Compensation Committee appointed by the Board.

(j)    “Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

(k)    “Company” shall mean Abraxas Petroleum Corporation, a Nevada corporation, and any successor thereto.

(l)    “Director” shall mean a member of the Board and, except with respect to the ability to vote on any issues before the Board or the delegation of authority from the Board, shall also be deemed to include advisory directors.

(m)    “Effective Date” shall mean the date on which the Company’s stockholders have approved this Plan in accordance with applicable NASDAQ rules.

(n)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)    “Fair Market Value” shall mean the closing price per share of the Common Stock on the NASDAQ as to the date specified (or the previous trading day if the date specified is a day on which no trading occurred), or if NASDAQ shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system upon which the Company elects to list or quote its shares of Common Stock.

(p)    “FLSA” shall mean the Fair Labor Standards Act of 1938, as amended.

(q)    “Incumbent Director” has the meaning set forth in Section 2(f)(iii).

(r)    “Independent Director” shall mean a Director who: (i) meets the independence requirements of the NASDAQ, or if the NASDAQ shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system upon which the Company elects to list or quote its shares of Common Stock; (ii) qualifies as an “outside director” under Section 162(m) of the Code; (iii) qualifies as a “non-employee director” under Rule 16b-3 promulgated under the Exchange Act; and (iv) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of Shares to Non-Employee Directors.

(s)    “Maximum Annual Participant Award” shall have the meaning set forth in Section 6(b).

(t)    “Misconduct” shall mean the removal from the Board for cause.

(u)    “NASDAQ” shall mean the NASDAQ Stock Market.

(v)    “Nominating and Corporate Governance Committee” shall mean the Nominating and Corporate Governance Committee appointed by the Board.

(w)    “Non-Employee Director” shall mean a Director who is not a common law employee of the Company or any Subsidiary of the Company.

(x)    “Option” shall mean a stock option granted pursuant to Section 10 of this Plan.

(y)    “Optionee” shall mean a Participant who has been granted an Option.

(z)    “Participant” shall mean any Non-Employee Director granted an Award.

(aa)    “Plan” shall mean this Abraxas Petroleum Corporation Amended and Restated 2005 Non-Employee Directors Long-Term Equity Incentive Plan, including any amendments thereto.

(bb)    “Reprice” shall mean the adjustment or amendment of the exercise price of Options or previously awarded whether through amendment, cancellation, replacement of grants or any other means.

(cc)    “Restricted Stock” shall mean a grant of Shares pursuant to Section 11 of this Plan.

(dd)    “Retirement” shall mean ceasing to be a Director pursuant to election by the Company’s stockholders or by voluntary resignation with the approval of the Board’s chair after having served continuously on the Board for at least six years.

(ee)    “SEC” shall mean the Securities and Exchange Commission.

(ff)    “Share” shall mean one share of Common Stock, as adjusted in accordance with Section 5 of this Plan.

(gg)    “Subcommittee” shall have the meaning set forth in Section 3(d).

(hh)    “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company’s ownership of voting securities, by contract or otherwise.

(ii)    “Transaction” has the meaning set forth in Section 2(f)(iv).

SECTION 3.    Administration of this Plan.

(a)    Authority. This Plan shall be administered by the Committee. The Committee shall have full and exclusive power to administer this Plan on behalf of the Board, subject to such terms and conditions as the Committee may prescribe. Notwithstanding anything herein to the contrary, the Committee’s power to administer this Plan, and actions the Committee takes under this Plan, shall be limited by the provisions set forth in the Committee’s charter, as such charter may be amended from time to time, and the further limitation that certain actions may be subject to review and approval by either the full Board or a panel consisting of all of the Independent Directors of the Company.

(b)    Powers of the Committee. Subject to the other provisions of this Plan, the Committee shall have the authority, in its discretion:

(i)    to determine the Participants, to whom Awards, if any, will be granted hereunder;

(ii)    to grant Options and Restricted Stock to Participants and to determine the terms and conditions of such Awards, including the determination of the Fair Market Value of the Shares, the number of Shares to be represented by each Award and the vesting schedule, the exercise price, the timing of such Awards, and to modify or amend each Award, with the consent of the Participant when required;

(iii)    to construe and interpret this Plan and the Awards granted hereunder;

(iv)    to prescribe, amend, and rescind rules and regulations relating to this Plan, including the form of Award Agreement, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that this Plan or any Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purposes of this Plan or any Award Agreement;

(v)    subject to compliance with Section 409A of the Code, to accelerate or defer (with the consent of the Participant) the exercise or vested date of any Award;

(vi)    to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee; and

(vii)    to make all other determinations deemed necessary or advisable for the administration of this Plan;

provided, that, no consent of a Participant is necessary under clauses (i) or (v) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 5.

(c)    Effect of Committee’s Decision. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants, the Company (including its Subsidiaries), any stockholder and all other persons.

(d)    Delegation. To the extent permitted by the Committee’s charter, as such charter may be amended from time to time, the Committee may delegate its authority and duties under this Plan to one or more persons other than its members to carry out its policies and directives, including the authority to grant Awards, subject to the limitations and guidelines set by the Committee, except that (i) the authority to grant or administer Awards with respect to persons who are subject to Section 16 of the Exchange Act, or to persons who are “covered employees” (within the meaning of Treasury Regulation, Section 1.162-27(c)(2)), shall not be delegated by the Committee; and (ii) any such delegation shall satisfy any other applicable requirements of Rule 16b-3 of the Exchange Act, or any successor provision. Any action by any such delegate(s) within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee. Any person to whom such authority is granted shall continue to be eligible to receive Awards under this Plan, provided that such Awards are granted directly by the Committee without delegation.

(e)    Compliance with Section 409A. The parties intend that this Plan and Awards be, at all relevant times, in compliance with (or exempt from) Code Section 409A and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Code Section 409A of and other laws. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. The Company and its affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

SECTION 4.    Shares Subject to this Plan.

(a)    Reservation of Shares. The shares of Common Stock reserved under this Plan shall be 2,900,000 shares of Common Stock. If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless this Plan shall have been terminated, become available for future Awards under this Plan. The Shares may be authorized but unissued, or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

(b)    Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

(c)    Securities Law Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either such Acts, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

SECTION 5.    Adjustments to Shares Subject to this Plan.

(a)    Adjustments. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities or property of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split up, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased by a stock dividend or stock split, there shall be substituted for or added to each share of Common Stock theretofore reserved for the purposes of this Plan, whether or not such shares are at the time subject to outstanding Awards, the number and kind of shares of stock or other securities or property into which each outstanding share of Common Stock shall be so changed or for which it shall be so exchanged, or to which each such share shall be entitled, as the case may be. Outstanding Awards shall also be considered to be appropriately amended as to price and other terms as may be necessary or appropriate to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities or property into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind or price of the shares then reserved for the purposes of this Plan, or in any Award theretofore granted or which may be granted under this Plan, then such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan. In making any such substitution or adjustment pursuant to this Section 5, fractional shares may be ignored.

(b)    Amendments. The Committee has the power, in the event of any Transaction, to (1) amend all outstanding Options to permit the exercise thereof in whole or in part at any time, or from time to time, prior to the effective date of any such Transaction or (2) to terminate each such Option as of such effective date and pay each holder of such Award an amount of cash per share equal to the excess, if any, of the Change in Control Value (as hereinafter defined) of the shares subject to such Option over the exercise price under such Options for such shares. For purposes of this subsection (b), the “Change in Control Value” shall be the per share price paid to stockholders of the Company in the Transaction, provided that in the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Committee will determine, in its sole and absolute discretion, the fair cash equivalent portion of the consideration offered that is other than cash.

(c)    No Other Adjustment. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award.

(d)    Limitations under Code Section 409A. Notwithstanding as otherwise provided in this Section 5, no adjustment or amendment shall be taken under this Section 5 that:

(i)    with respect to any Awards that are not subject to Code Section 409A as of the date of such action, would cause such Award to be subject to the requirements of Code Section 409A without satisfying such requirements; or

(ii)    with respect to Awards subject to Code Section 409A, would constitute (i) a change in the time and form of payment under such Award, unless consented to by the Participant and otherwise satisfies the requirements of Treasury Regulation §1.409A-2(b), (ii) an acceleration of payment under the Award in prohibition of Code Section 409A(a)(3) and the regulations thereunder, taking into consideration the exceptions provided under Treasury Regulation §1.409A-3(j)(4) for certain accelerations, or (iii) a violation of Code Section 409A not otherwise referenced herein that would trigger adverse tax consequences for the Participant.

PART II

TERMS APPLICABLE TO ALL AWARDS

SECTION 6.    General Eligibility; Maximum Annual Participant Award and Formula Awards.

(a)    General Eligibility. Awards may be granted only to Participants who are Non-Employee Directors.

(b)    Maximum Annual Participant Award. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company (the “Maximum Annual Participant Award”) shall not exceed 100,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)) pursuant to the Awards to be granted pursuant to Section 6(c) and Section 6(d).

(c)    Formula Awards. Each year at the first regular meeting of the Board of Directors immediately following the Company’s annual stockholders meeting for that year, each Non-Employee Director at the time of such Board meeting, shall be granted Awards of 25,000 shares of Common Stock (subject to adjustment as set forth in Section 5(a)), unless the Committee shall decide otherwise prior to or at such Board meeting. The Awards granted pursuant to this Section 6(c) are intended to compensate each Non-Employee Director for that Non-Employee Director’s participation in Board and Committee meetings during the Company’s previous calendar year. Any Non-Employee Director who leaves the Board (including ceasing to be an advisory Director) prior to the date of the first regular meeting of the Board of Directors following the Company’s annual stockholders meeting for that year shall not be entitled to any Awards under this Section 6(c).

(d)    Other Director Awards. For Non-Employee Directors who are appointed to the Board after the Effective Date of the Plan, the Board may grant an Award to the Non-Employee Director and the terms and conditions of that grant shall be determined by the Committee. In addition, at any other time, the Board may grant an Award to a Non-Employee Director and the terms and conditions of that grant shall be determined by the Committee. The Awards granted pursuant to this Section 6(d) are intended to compensate each Non-Employee Director for that Non-Employee Director’s commitment to the Board of Directors by aligning the long-term interests of the Company’s Directors with those of the Company’s stockholders.

SECTION 7.    Procedure for Exercise of Awards; Rights as a Stockholder.

(a)    Procedure. An Award shall be exercised when written, electronic or verbal notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable. The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7(b) of this Plan. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 5 of this Plan.

(b)    Method of Payment. The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award must be paid by cash, check or wire transfer of immediately available funds.

(c)    Withholding Obligations. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Option or Restricted Stock or any sale of Shares. The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied.

(d)    Stockholder Rights. Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

(e)    Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an Award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

SECTION 8.    Expiration of Awards.

(a)    Expiration, Termination or Forfeiture of Awards. Unless otherwise provided in the applicable Award Agreement or any severance agreement, vested Awards granted under this Plan shall expire, terminate, or otherwise be forfeited as follows:

(i)    three (3) months after the date the Company delivers a notice of termination of a Participant’s Active Status, other than in circumstances covered by (ii), (iii) or (iv) below;

(ii)    immediately upon termination of a Participant’s Active Status for Misconduct;

(iii)    twelve (12) months after the date of the death of a Participant whose Active Status terminated as a result of his or her death; and

(iv)    thirty-six (36) months after the date on which the Participant ceased performing services as a result of Retirement.

(b)    Extension of Term. Notwithstanding subsection (a) above, the Committee shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate; provided that in no event shall the termination date be extended beyond the earlier to occur of (x) the expiration date set forth in the Award Agreement and (y) the tenth anniversary of the date that the Award was granted.

SECTION 9.    Effect of Change of Control. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed agreement between the Participant and the Company, or specifically prohibited under applicable laws, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems.

(a)    Acceleration. Awards of a Participant shall be Accelerated (as defined in Section 9(b)) upon the occurrence of a Change of Control.

(b)    Definition. For purposes of this Section 9, Awards of a Participant being “Accelerated” means, with respect to such Participant:

(i)    any and all Options shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term; and

(ii)    any restriction periods and restrictions imposed on Restricted Stock shall lapse.

PART III

SPECIFIC TERMS APPLICABLE TO OPTIONS AND STOCK AWARDS

SECTION 10.    Grant, Terms and Conditions of Options.

(a)    Term of Options. The term of Options shall be at the discretion of the Committee but in no event shall the term be greater than ten (10) years.

(b)    Option Exercise Prices. The per Share exercise price under an Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant without stockholder approval.

(c)    Vesting. Options granted pursuant to this section 10 shall vest pursuant to the periods, terms and conditions determined by the Committee in its sole discretion. To the extent Options vest and become exercisable in increments, such Options shall cease vesting as of the termination of such Optionee’s Active Status for reasons other than Retirement or death, in each of which cases such Options shall immediately vest in full.

(d)    Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, and as are permissible under the terms of this Plan. An Option may not be exercised for a fraction of a Share.

SECTION 11.    Grant, Terms and Conditions of Stock Awards.

(a)    Designation. Restricted Stock may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. After the Committee determines that it will offer Restricted Stock, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Committee. The term of each award of Restricted Stock shall be at the discretion of the Committee.

(b)    Vesting. The Committee shall determine the time or times within which an Award of shares of Restricted Stock may be subject to forfeiture, the vesting schedule and the rights to acceleration thereof, and all other terms and conditions of the Award. Subject to the applicable provisions of the Award Agreement and this Section 11, upon termination of a Participant’s Active Status for any reason, all Restricted Stock subject to the Award Agreement may vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

PART IV

TERM OF PLAN AND STOCKHOLDER APPROVAL

SECTION 12.    Term of Plan. This Plan shall become effective as of the Effective Date. It shall continue in effect until the tenth anniversary of the Effective Date or until terminated under Section 14 of this Plan or extended by an amendment approved by the stockholders of the Company pursuant to Section 14.

SECTION 13.    Amendment and Termination of this Plan.

(a)    Amendment and Termination. The Board or the Committee may amend or terminate this Plan from time to time in such respects as the Board may deem advisable (including, but not limited, to amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided, that to the extent required by the Code or the rules of the NASDAQ, such other exchange upon which the Company’s Common Stock is either quoted or traded, or the SEC, stockholder approval shall be required for any material amendment of this Plan. Subject to the foregoing, it is specifically intended that the Board or Committee may amend this Plan without stockholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of this Plan or any Award Agreement.

(b)    Effect of Amendment or Termination. Any amendment or termination of this Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

SECTION 14.    Stockholder Approval. The effectiveness of this Plan is subject to approval by the stockholders of the Company in accordance with applicable NASDAQ rules, or the rules of such other exchange upon which the Company’s Common Stock is either quoted or traded at the time the Plan or any amendment becomes effective.

PART V

MISCELLANEOUS

SECTION 15.    Unfunded Plan. The adoption of this Plan and any setting aside of amounts by the Company with which to discharge its obligations hereunder shall not be deemed to create a trust. The benefits provided under this Plan shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company, and neither a Participant nor the Participant’s beneficiaries or estate shall have any interest in any assets of the Company by virtue of this Plan. Nothing in this Section 15 shall be construed to prevent the Company from implementing or setting aside funds in a grantor trust subject to the claims of the Company’s creditors. Legal and equitable title to any funds set aside, other than any grantor trust subject to the claims of the Company’s creditors, shall remain in the Company and any funds so set aside shall remain subject to the general creditors of the Company, present and future. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Award Agreements.

SECTION 16.    Representations and Legends.

(a)    The Committee may require each person purchasing shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the purchaser is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificate for such shares may include any legend which the Committee deems appropriate to reflect a restriction on transfer.

(b)    All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is listed, applicable federal or state securities laws, and any applicable corporate law, and the Committee may cause the legend or legends to be put on any such certificates to make appropriate reference to such restriction.

SECTION 17.    Assignment of Benefits. No Award or other benefits payable under this Plan shall, except as otherwise provided under this Plan or as specifically provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefit shall be void, and any such benefit shall not in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall such benefit be subject to attachment or legal process for or against that person.

SECTION 18.    Governing Laws. This Plan and actions taken in connection herewith shall be governed, construed and enforced in accordance with the laws of the State of Nevada.

SECTION 19.    Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

SECTION 20.    Right of Removal. Nothing in this Plan or in any Award or Award Agreement shall confer upon any Non-Employee Director or any other individual the right to continue as a Director of the Company, or affect any right the Company or the Company’s stockholders may have to remove the Non-Employee Director as a Director at any time for any reason.

Annual Meeting of Abraxas Petroleum Corporation

to be held on ●, May ●, 2017

for Holders of Record as of March 15, 2017

This Proxy is Being Solicited on behalf of the Board of Directors

The undersigned stockholder of Abraxas Petroleum Corporation (the “Company”), hereby appoints Robert L.G. Watson and Geoffrey R. King, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and hereby authorizes them to represent and to vote, as instructed on the reverse side, all the shares of Abraxas common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May ●, 2017, and any adjournment thereof, with all powers which the undersigned would possess if personally present, conferring authority upon such proxies to vote in their discretion on such other matters or postponement as may properly come before the meeting. This Proxy revokes any proxy heretofore given with respect to the Annual Meeting.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Abraxas dated April ●, 2017.

(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4, 5, 6 AND 8 AND FOR 1 YEAR FOR PROPOSAL 7, ALL OF WHICH HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS.

1.	To elect as directors to the Abraxas Board of Directors the three nominees below for a term of three years:
01 Robert L. G. Watson 02 Ralph F. Cox 03 Dennis E. Logue

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the names of the nominee(s) on the line below.

		FOR	AGAINST	ABSTAIN
(2)	To ratify the appointment of BDO USA, LLP as Abraxas’ independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐

(3)	To approve amendments to the Amended and Restated Abraxas Petroleum Corporation 2005 Employee Long-term Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under the plan from 10,600,000 to 12,600,000 and to change the acceleration of the vesting of awards under the plan upon a change of control of the company.	☐	☐	☐

(4)	To approve an amendment to the Amended and Restated Abraxas Petroleum Corporation 2005 Non-Employee Directors Long-Term Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under the plan from 1,900,000 to 2,900,000.	☐	☐	☐

(5)	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 200,000,000 shares to 400,000,000 shares.	☐	☐	☐

(6)	To approve, by advisory vote, the compensation of the Company’s named executive officers.	☐	☐	☐

(7)	To approve, by advisory vote, the frequency of future advisory votes on executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
☐	☐	☐	☐

(8)	To postpone or adjourn, if necessary or appropriate, the Annual Meeting to a later time to solicit additional proxies in favor of proposals 2 through 6 and for one year for proposal 7.	☐	☐	☐

(9)	To transact any other business that has been properly brought before the meeting in accordance with the provisions of the Company’s Amended and Restated Bylaws.

Authorized Signatures – This section must be completed of your instructions to be executed.
Date:	2017

Please sign here

Please sign here

Title

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

VOTE BY TELEPHONE OR INTERNET

QUICK * * *EASY * * *IMMEDIATE

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail.

VOTE BY INTERNET:	The web address is www.proxyvoting.com/axas. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form

Call * * Toll Free * * On a Touch-Tone Telephone

1-800-730-7360

There is NO CHARGE to you for this call

OPTION A:	You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B:

If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

THANK YOU FOR VOTING.

CONTROL NUMBER

for Telephone/Internet Voting